                               EXCHANGE AGREEMENT

               THIS EXCHANGE AGREEMENT, dated as of December 10, 1998 (this "Agreement"), by and between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and the undersigned holders of the Company's Senior Subordinated Convertible Notes (each, a "Holder" and collectively, the "Holders").

                              W I T N E S S E T H:

               WHEREAS, the Company and each Holder are parties to a Note Purchase Agreement, dated as of June 30, 1997 (each, as amended to the date hereof, a "Note Purchase Agreement"), pursuant to which the Company issued to the respective Holder one or more Senior Subordinated Convertible Notes (each, a "Note" and collectively, the "Notes"); and

               WHEREAS, the Company and each Holder wish to exchange each such Note for shares of the Company's Series D Convertible Preferred Stock, $0.001 par value per share (the "Series D Preferred"), in connection with which the Company will issue to the Holders common stock purchase warrants;

               NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. EXCHANGE OF NOTES; ISSUANCE OF WARRANTS.

               a. EXCHANGE OF NOTES; WARRANTS. Subject to the terms and conditions of this Agreement, each Holder agrees to deliver to the Company at the Closing such Holder's Note or Notes and the Company agrees (x) to deliver to such Holder or its designee at the Closing in exchange for each such Note a certificate representing that number of shares of Series D Preferred equal to the quotient obtained by dividing (i) the sum of (A) the outstanding principal amount of such Note on the date of the Closing plus (B) accrued and unpaid interest on such Note (including Default Interest (as defined in such Note), if any) to the date of the Closing by (ii) $1,000, which quotient shall be rounded down to the nearest whole share of Series D Preferred and (y) to pay such Holder an amount in cash equal to the portion, if any, of the sum of the amount in clauses (A) and (B) of the preceding clause (x)(i) which would otherwise result in issuance of a fractional share of Series D Preferred. The outstanding amount of each Note, together with interest accrued thereon, and the number of shares of Series D Preferred to be issued to each Holder is set forth on Schedule A hereto. The Company agrees to cancel in full immediately after the Closing each Note so exchanged. In connection with the issuance of shares of Series D Preferred in exchange for each Holder's Note or Notes, and in consideration of the waiver or revocation by each Holder who has given an Inconvertibility Notice (as defined in the Notes) of such Inconvertibility Notice effective at the time of the Closing, at the Closing the Company shall issue to each Holder a Warrant, registered in the name of such Holder or its nominee, initially entitling the holder to purchase the number of shares of Common Stock set forth on Schedule A. Nothing in this Agreement shall limit the right of any Holder to convert such Holder's Notes in accordance with the terms thereof at any time prior to the Closing.



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            b. CLOSING. The closing of the exchange described in Section 1.a.
shall take place at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303, at 10:00 A.M., Pacific Standard Time, as soon as practicable, but no later than (x) the date which is two business days after the SEC Effective Date, if an Additional Registration Statement relating to the Conversion Shares is required to be filed with the SEC prior to the date of the Closing in accordance with Section 3.a. of this Agreement or (y) December 10, 1998 if no such Additional Registration Statement is required, or at such other time and place as the Company and the Holders mutually agree upon orally or in writing (which time and place are designated as the "Closing").

      2. RIGHTS, PREFERENCES AND PRIVILEGES OF SERIES D PREFERRED. The Series D Preferred Stock shall have the rights, preferences and privileges set forth on the Certificate of Designation the form of which is attached hereto as Schedule B.

      3. REGISTRATION RIGHTS.

            a. REGISTRATION.

                  (1) If at any time the number of Registrable Securities included in the Existing Registration Statement for resale by any Investor shall be insufficient to cover the number of shares of Common Stock issuable on conversion in full of the unconverted shares of Series D Preferred held by any Investor (determined without regard to any limitation on conversion contained in the Certificate of Designation), then the Company shall promptly, but in no event later than 15 days after such insufficiency occurs, file with the SEC an additional registration statement (which shall not constitute a post-effective amendment to any other Registration Statement) covering such number of shares of Common Stock as shall be at least equal to 175% of the number of shares so issuable, based on the Conversion Price in effect at the time of filing thereof with the SEC and not covered by any other Registration Statement; provided, however, that prior to the Stockholder Approval the number of shares of Common Stock covered by such Registration Statement may be based on a Conversion Price of $1.00 if the Company shall not have available at the time of such filing authorized shares of Common Stock in excess of the number computed based on a Conversion Price of $1.00; and provided further, however, that nothing herein shall require the Company to so register a number of shares in excess of the number permitted by the rules and requirements of the SEC. For all purposes of this Agreement the Existing Registration Statement shall be deemed to be a Registration Statement required to be filed by the Company pursuant to this
Section 3.a.(1), and the Company and the Investors shall have all of the rights and obligations with respect to the Existing Registration Statement as they have under this Agreement with respect to the other Registration Statements.

                  (2) Within 15 days after the date of the Closing, the Company shall prepare and file with the SEC the Warrant Share Registration Statement (which shall not constitute a post-effective amendment to any other Registration Statement) covering the resale by the Holders of at least that number of shares of Common Stock as is issuable to the Holders upon exercise of the Warrants as shown opposite their respective names on Schedule A attached hereto and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional



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shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions.

                  (3) At any time subsequent to the Closing when any Registration Statement for any reason is not available for use by any Investor for the resale of any Registrable Securities, the Company shall not file any other registration statement or any amendment thereto with the SEC under the 1933 Act or request the acceleration of the effectiveness of any other registration statement previously filed with the SEC other than (A) any registration statement on Form S-8, (B) any registration statement or amendment which the Company is required to file or as to which the Company is required to request acceleration pursuant to any obligation in effect on the date of execution and delivery of this Agreement, (C) any amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-67023), (D) the Warrant Share Registration Statement or (E) the filing with the SEC (but not a request for acceleration of effectiveness) of any registration statement registering up to 1,500,000 shares of the Company's Common Stock, or covering the resale thereof, issuable upon conversion of an aggregate of 1,500 shares of Series D Preferred Stock issued to MMC/GATX or its designee.

                  (4) The Company's obligation to register the Registrable Securities under this Section 3 shall constitute a registration pursuant to a demand registration right held by the Holders.

                  (5) At any time after December 31, 2000, any Investor who holds Warrants or Warrant Shares shall have the right, exercisable by notice to the Company, to require the Company to file a Warrant Share Registration Statement with the SEC relating to resale of Warrant Shares. If any Investor shall exercise such right, then within five days thereafter the Company shall notify all other Investors of the proposed filing of such Warrant Share Registration Statement and shall include therein all Warrant Shares issued or issuable to Investors who hold any Warrants or Warrant Shares, except Warrant Shares issued or issuable to any Investor who notifies the Company within five days after such notice is given that such Investor does not wish such Investor's Warrant Shares to be included in such Registration Statement. The Company shall file such Warrant Share Registration Statement with the SEC within 20 days after the exercise of such right by any Investor. The Company shall be required to file only one Warrant Share Registration Statement pursuant to this Section 3.a.(5).

            b. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                  (1) use its best efforts to cause each Registration Statement to become effective as promptly as possible after the execution and delivery of this Agreement by the parties hereto, and keep each Registration Statement effective pursuant to Rule 415 under the 1933 Act at all times during the Registration Period. The Company shall submit to the SEC, within three Business Days after the Company learns that no review of any Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company represents and warrants to the Investors that (a) each Registration Statement (including any amendments or supplements thereto and prospectuses



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contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) each Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (2) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and Prospectus as may be necessary to keep such Registration Statement effective, and such Prospectus current, at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by such Registration Statement;

                  (3) furnish to each Investor whose Registrable Securities are included in any Registration Statement (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of such Registration Statement and any amendment thereto, each Prospectus and each amendment or supplement thereto, (2) each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any such letter or item which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which each Investor hereby agrees to keep confidential as a confidential Record in accordance with Section 3.b(9) and (3) such number of copies of each Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (4) use its best efforts to (i) register and qualify the Registrable Securities covered by each Registration Statement under the securities or blue sky laws of such jurisdictions as any Investor who holds any of the Registrable Securities reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (iii) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.b(4), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its charter or bylaws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;



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                  (5) (A) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of any event or circumstance of which the Company has knowledge, as a result of which the Prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to such Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (B) notwithstanding Section 3.b(5)(A) above, if at any time after the date which is 90 days after the date of the Closing the Company notifies the Investors as contemplated by Section 3.b(5)(A) that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of (x) the date of the Closing and (y) the latest date prior to such notice on which the Company has amended or supplemented any Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; provided, however, that in any period of 360 consecutive days the Company shall not be entitled to avail itself of its rights under this Section 3.b(5)(B) with respect to more than (i) two Blackout Periods, if the Company does not make an election pursuant to the next succeeding clause (ii) of this proviso or (ii) if the Company so elects by notice to the Investor given not later than 18 days after the commencement of a Blackout Period, one Blackout Period of up to 30 consecutive days and; provided further, however, that no Blackout Period may commence sooner than 45 days after the end of another Blackout Period.

                  (6) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of effectiveness of any Registration Statement at the earliest possible time;

                  (7) permit the Investors who hold Registrable Securities being sold and up to two firms of counsel for Investors who are offering the two largest amounts of Registrable Securities offered to review at such Investors' sole expense each Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

                  (8) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of each Registration Statement;

                  (9) make available for inspection by any Investor and any Inspectors retained by any such Investor at such Investor's sole expense, all Records as shall be reasonably necessary to enable each Investor to exercise its due diligence responsibility and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector



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shall hold in confidence and shall not make any disclosure (except to an
Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (ii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement; provided further, however, that each Investor understands that in the course of exercising the rights provided in this Section 3.b(9) such Investor may come into possession of material non-public information about the Company and that by reason of the requirements of the 1934 Act any such Investor who possesses such material non-public information may be restricted in making purchases and sales of the Common Stock unless such information has been publicly disclosed. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.b(9). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless the disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                  (10) use its best efforts to cause all the Registrable Securities covered by any Registration Statement as of the SEC Effective Date to be listed on Nasdaq or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

                  (11) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

                  (12) cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request;

                  (13) during the Registration Period, the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any



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


person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act;

                  (14) in order that the Holders shall be able to use the Prospectus relating to the Existing Registration Statement for resales of Conversion Shares as promptly as possible following the date of the Closing, not later than the close of business on the business day following the date of the Closing, the Company will file with the SEC a Current Report on Form 8-K in the form attached as Schedule C and, if determined by the Company and its counsel to be appropriate, a revised Prospectus pursuant to Rule 424(c) under the 1933 Act (copies of which the Company shall furnish to the Holders not later than the close of business on the second business day after the date of the Closing) to make public disclosure of the material information relating to this Agreement and the transactions contemplated hereby and to reflect in the Prospectus relating to the Existing Registration Statement all information relating to this Agreement and the transactions contemplated hereby that is necessary in order that such Prospectus will be available for use at such time by the Holders; and

                  (15) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to each Registration Statement.

            c. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (1) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify each Investor of the Required Information if any of such Investor's Registrable Securities are eligible for inclusion in such Registration Statement. If at least two Business Days prior to the filing date the Company has not received the Required Information from an Investor, then the Company may postpone filing such Registration Statement until the date which is two Business Days after the Company receives the Required Information from such Non-Responsive Investor; provided that on the same day the Company gives notice to each Investor by telephone line facsimile transmission of such postponement, identifying the Non-Responsive Investor and, if the failure of a Non-Responsive Investor to provide Required Information to the Company causes the Company to be unable to file such Registration Statement with the SEC by the deadline specified in Section 3.a., the Company shall not have any liability to any Investor by reason of such failure to file such Registration Statement on a timely basis in accordance with Section 3.a. so long as in such circumstance the Company files such Registration Statement with the SEC within one business day after the date on which the Company receives the Required Information from all Non-Responsive Investors;



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                  (2) Each Investor by such Investor's acceptance of the
Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement;

                  (3) Each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement covering such Registrable Securities or as otherwise in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information regarding such Investor or its plan of distribution set forth in any Registration Statement which names such Investor as a selling stockholder; each Investor agrees (a) to notify the Company in writing in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction;

                  (4) Each Investor acknowledges that during the times specified in Section 3.b(5) or 3.b(6) the Company must suspend the use of the Prospectus until such time as an amendment to a Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus relating to such Registration Statement during the period commencing at the time at which the Company gives such Investor notice in accordance with Section 3.b(5) or 3.b(6) of the suspension of the use of such Prospectus and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to such Prospectus, or until the Company delivers to such Investor an amended or supplemented Prospectus;

                  (5) In connection with any sale of Registrable Securities which is made pursuant to a Registration Statement through a broker, each Investor shall instruct its broker or brokers to deliver the Prospectus relating to such Registration Statement to the purchaser or purchasers in connection with such sale, shall supply copies of such Prospectus to such broker or brokers and shall otherwise use its reasonable best efforts to comply with the prospectus delivery requirements of the 1933 Act;

                  (6) Each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to any Registration Statement; and

                  (7) Each Investor agrees not to use Registrable Securities for the purpose of covering any Short Sale by such Investor of Common Stock unless at the time of such Short Sale such Investor shall have complied with the requirements of Section 3.c(5) with respect to such Short Sale to the extent compliance with such requirements is necessary under the 1933 Act.



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


            d. INDEMNIFICATION.

                  (1) To the extent permitted by law, the Company will indemnify and hold harmless each Indemnified Person against any Claims to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in any Registration Statement, or any post-effective amendment thereof, or any prospectus relating thereto: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 3.d(3) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 3.d(1) shall not apply to:
(I) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to an Indemnified Person furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Company pursuant to Section 3.b(3) hereof; (II) an Indemnified Person with respect to a Claim which arises solely from the failure of such Indemnified Person to comply in any material respect with Section 3.c(4); and
(III) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

                  (2) In connection with each Registration Statement, each Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 3.d(1), each Indemnified Party against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs (A) in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or any amendment thereof or supplement thereto or
(B) the failure of such Indemnified Person to comply in any material respect with Section 3.c(4); and such Investor will reimburse any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this



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


Section 3.d(2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided further, however, that the Investor shall be liable under this Section 3.d(2) for only the greater of (i) that amount of a Claim as does not exceed the amount by which the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement exceeds the amount paid by such Investor for such Registrable Securities and (ii) $40,000. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 3.d(2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented.

                  (3) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 3.d. of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 3.d., deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 3.d., except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 3.d. shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

            e. CONTRIBUTION. To the extent any indemnification by an indemnifying party as set forth in Section 3.e. above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 3.d. to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 3.d., (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any other person who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited to the greater of (i) the amount by which the proceeds received by such seller from the sale of such Registrable Securities exceeds the amount paid by such Investor for such Registrable Securities and (ii) $40,000.

            f. RULE 144. With a view to making available to the Investors the benefits of Rule 144, the Company agrees:

                  (1) to promptly furnish to each Investor so long as such Investor owns Registrable Securities, such information as may be necessary to permit the Investors to sell Registrable Securities pursuant to Rule 144 without registration; and

                  (2) if at any time the Company is not required to file such reports with the SEC under Sections 13 or 15(d) of the 1934 Act, to use its best efforts to, upon the request of an Investor, make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and covenants and agrees with, each Holder as follows:

            a. ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby.

            b. CAPITALIZATION. The authorized capital stock of the Company consists of (a) 40,000,000 shares of Common Stock of which 24,060,360 shares were outstanding as of the close of business on November 30, 1998, all of which are fully paid and nonassessable; and (b) 1,000,000 shares of Preferred Stock, $0.001 par value, of which 400,000 shares have been designated Series A Preferred Stock, of which 400,000 shares were outstanding at the close of business on November 30, 1998, 140,880 shares have been designated Series C Preferred Stock, of which 115,958 shares were outstanding on November 30, 1998, and of which up to 6,285 shares will be designated as shares of Series D Preferred, of which up to 4,785 may be issued pursuant to this Agreement and of which up to 1,500 shares may be issued to MMC/GATX or its designee; from November 30, 1998 to the date of the Closing, there will be (x) no material increase in the number of shares of Common Stock outstanding (except for (1) shares issued upon conversion of the Series A Preferred Stock, the Series C Preferred Stock or the Notes, (2) shares issued upon exercise of options and warrants outstanding on the date hereof or options or similar rights granted subsequent to the date of this Agreement pursuant to the Company's stock option plans in effect on the date of this Agreement), (3) up to 4,812,071 shares covered by the Company's Registration Statement on Form S-3 (Registration No. 333-67023) to be sold at a price at least equal to $1.50 per share in cash, and (4) up to 350,000 shares to be issued to LIPHA, s.a.), and (y) no issuance of shares of preferred stock of the Company (except for (1) shares of Series D Preferred Stock issued pursuant to this Agreement and (2) up to 1,500 shares of Series D Preferred Stock or other preferred stock issued in exchange for indebtedness of the Company to MMC/GATX, which have powers, rights, preferences, qualifications, limitations and restrictions which would be in compliance with the Certificate of Designation as if the Certificate of Designation were filed with the Secretary of State of the State of Delaware and shares of Series D Preferred Stock were outstanding). The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for all options exercisable through May 31, 1999, warrants, convertible securities (other than the shares of Common Stock issuable upon conversion of the Series C Preferred), exchangeable securities and other rights to acquire shares of Common Stock which are outstanding (other than puts (including, without limitation, puts pursuant to the Fletcher Stock Purchase Agreement)); and, immediately following the date of the Closing, after giving effect to any antidilution or similar adjustment arising by reason of issuance of the shares of Series D Preferred and the Warrants, the total number of shares of Common Stock reserved and required to be reserved from the authorized and unissued shares of Common Stock for purposes of all such options exercisable through May 31, 1999, warrants, convertible securities, other rights and stock option and similar plans (excluding the shares of Series D Preferred, the Warrants, the Common Stock issuable upon conversion of the Series C Preferred and shares issuable pursuant to puts (including, without limitation, puts pursuant to the Fletcher Stock Purchase Agreement) will be 8,650,032 in the respective amounts for each class, series or category of securities as set forth on Schedule 4(b) attached hereto. Each outstanding class or series of securities for which any such antidilution adjustment will occur is identified on Schedule 4(b) attached hereto, together with the amount of such antidilution adjustment for each such class or series. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of any Registration Statement.

            c. CONCERNING THE SHARES AND THE COMMON STOCK. The Shares have been duly authorized and the shares of Series D Preferred, when issued in exchange for the Notes in accordance with this Agreement, the Conversion Shares, when issued upon conversion of the shares of Series D Preferred, and the Warrant Shares, when issued upon exercise of the Warrants, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other Person to acquire any of the Securities. The Company has duly reserved (1) (a) prior to the Stockholder Approval, 6,285,000 of Common Stock for issuance upon conversion of the shares of Series D Preferred and (b) subsequent and subject to the Stockholder Approval, a number of shares of Common Stock at least equal to 175% of the number of shares of Common Stock which would be issuable on the date the Stockholder Approval is obtained based on the number of shares of Series D Preferred outstanding on such date, and (2) a number of shares of Common Stock at least equal to the number of shares of Common Stock issuable upon exercise of the Warrants, and such shares shall remain so reserved (subject to reduction from time to time for shares of Common Stock issued upon conversion of shares of Series D Preferred and upon exercise of the Warrants), and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Certificate of Designation, as long as the shares of Series

D Preferred are convertible, and pursuant to the Warrants, so long as the Warrants are exercisable. The Common Stock is listed for trading on Nasdaq and the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq, except for the failure or potential failure of the Company to meet the Nasdaq Tangible Asset Criterion. The Company (x) has furnished to each Holder true and correct copies of all correspondence from the NASD or the Nasdaq Stock Market received by the Company and dated on or after January 1, 1996 relating to the failure of potential failure of the Company to meet the criteria for continued listing and trading on Nasdaq and (y) has not been notified since October 26, 1998 (which is the latest date of any correspondence referred to in the immediately preceding clause (x)) by the NASD or the Nasdaq Stock Market of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq. No suspension of trading in the Common Stock is in effect. The Company knows of no reason, other than the failure or potential failure of the Company to meet the Nasdaq Tangible Asset Criterion, that the Common Shares will not be eligible for listing on Nasdaq.

            d. CORPORATE AUTHORIZATION. The Transaction Documents have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and, assuming due execution and delivery by such Holder, this Agreement is, the Certificate of Designation, when executed by the Company and filed with the Secretary of State of the State of Delaware, will be, and the Conversion Agent Agreement, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

            e. NON-CONTRAVENTION. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the issuance of the Securities as contemplated by this Agreement and the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any term of the certificate of incorporation or bylaws of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound or affected, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company to make use thereof.

            f. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for (1) the execution, delivery and performance by the Company of the Transaction Documents,
(2) the issuance and sale of Common Shares upon conversion of the shares of Series D Preferred or exercise of the Warrants, as the case may be, as contemplated by this Agreement and the other Transaction Documents and (3) the performance by the Company of its other obligations under the Transaction Documents, other than (1) listing of the Common Shares on Nasdaq, (2) registration of the resale of the Common Shares under the 1933 Act as contemplated by Section 3, if applicable, and (3) as may be required under applicable state securities or "blue sky" laws. The issuance of the shares of Series D Preferred and the Warrants and the issuance of Conversion Shares upon conversion of the shares of Series D Preferred and the issuance of the Warrant Shares upon exercise of the Warrants are not subject to the requirements of Rule 4460(i) of the Nasdaq Stock Market due to a waiver of the requirements of such rule by Nasdaq and the Company is in compliance in all material respects with the requirements of such waiver.

            g. SEC FILINGS. The Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC since January 1, 1995. All of such reports and documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Common Shares by the Holders and any other Investors. The Company has not filed any reports with the SEC under the 1934 Act since December 31, 1997 other than the SEC Reports.

            h. ABSENCE OF CERTAIN PROCEEDINGS. There is no action, suit or proceeding, before or by any court, public board or body or governmental agency pending or, to the knowledge of the Company, threatened against the Company and, to the knowledge of the Company, there is no inquiry or investigation before or by any court, public board or body or governmental agency pending or threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have a material adverse effect on the transactions contemplated by the Transaction Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Transaction Documents; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the later SEC Effective Date; and to the best of the Company's knowledge there is not pending or contemplated, and there has been no, investigation by the SEC involving the Company or any current or former director or officer of the Company.

            i. ABSENCE OF BROKERS, FINDERS, SOLICITATION COMPENSATION, ETC. No broker, finder or similar Person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement, and the Company shall pay, and indemnify and hold harmless the Holders from, any claim made against any Holder by any Person for any such commission, fee or other compensation. The Company has not and will not pay any commission or other remuneration to any Person for solicitation of exchanges of Notes for shares of Series D Preferred pursuant to this Agreement or the issuance of Warrants in connection therewith.

            j. INVESTMENT COMPANY. Neither the Company nor the Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended and the rules and regulations of the SEC thereunder.

            k. CLASSIFICATION OF SERIES D PREFERRED. The Company believes, after discussions with Ernst & Young LLP, its independent public accountants, and review by Ernst & Young LLP of this Agreement and the Certificate of Designation, that under Generally Accepted Accounting Principles and applicable accounting principles and practices of the SEC in effect on the date of this Agreement the shares of Series D Preferred, when issued, will be classified as equity on the Company's balance sheet and not as redeemable preferred stock.

            l. RIGHTS PLAN. As of the date of execution and delivery of this Agreement by the Company, the Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. If on or after the date of execution and delivery of this Agreement the Company adopts any such plan or arrangement, the terms of such plan or arrangement will be such that, assuming
(x) that a Holder does not hold any outstanding shares of Common Stock other than as acquired upon conversion of the Series D Preferred, the Warrants, shares of Series C Preferred Stock or any Outstanding Warrants and (y) compliance by such Holder with the limitation on the number of outstanding shares of Common Stock that may be held by such Holder as contained in the Certificate of Designation, the execution and delivery of this Agreement by the Company, the issuance of the shares of Series D Preferred and Warrants as contemplated by this Agreement, the issuance of the Conversion Shares upon conversion of the shares of Series D Preferred, the issuance of the Warrant shares upon exercise of the Warrants and the issuance of shares of Common Stock upon conversion of shares of Series C Preferred Stock or exercise of Outstanding Warrants, as the case may be, and the other transactions contemplated by the Transaction Documents will not result in such Holder becoming an "acquiring person" or obtaining similar status under such plan or arrangement; and the Holders will be entitled with respect to the Common Shares and the shares of Common Stock issued or issuable upon conversion of shares of Series C Preferred Stock or exercise of Outstanding Warrants, as the case may be, to the benefits available to the holders of Common Stock generally under such plan or arrangement.

            m. CERTAIN SECURITIES LAW MATTERS. The shares of Series D Preferred and the Warrants may be issued to the several Holders pursuant to this Agreement without registration under the 1933 Act by reason of Section 3(a)(9). For purposes of Rule 144 under the 1933 Act, each Holder will be entitled to tack the holding period of its Note to the holding period of the shares of Series D Preferred issued to such holder in exchange for such Note.

      5. REPRESENTATIONS AND WARRANTIES OF THE SEVERAL HOLDERS. Each Holder severally and not jointly represents and warrants to the Company that such Holder has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and this Agreement has been duly and validly authorized, duly executed and delivered by such Holder and, assuming due execution and delivery by the Company, is a valid and binding agreement of such Holder enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

      6. CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE SERIES D PREFERRED AND WARRANTS AND EACH HOLDER'S OBLIGATION TO EXCHANGE NOTES.

            a. COMPANY'S CONDITIONS. The Company's obligation to issue the shares of Series D Preferred and Warrants to each Holder pursuant to this Agreement on the date of the Closing is conditioned upon the satisfaction of the following conditions precedent on or before the date of the Closing (any or all of which may be waived by the Company in its sole discretion):

                  (1) On the date of the Closing, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (2) The representations and warranties of such Holder contained in this Agreement shall be true and correct on the date of the Closing as if made on the date of the Closing and such Holder shall have performed on or before the date of the Closing all covenants and agreements of such Holder required to be performed on or before the date of the Closing;

                  (3) No stop order or similar proceeding relating to any Registration Statement shall be pending or threatened (it being understood that the inclusion of the closing condition set forth in this Section 6.a(3) shall not limit the Company's obligations set forth in Section 3 hereof); and on the date of the Closing all Registration Statements relating to Conversion Shares shall be effective and available for use by the Holders for resale of the Common Shares; and

                  (4) The Company shall have received on the date of the Closing an opinion of Law Offices of Brian W Pusch, dated the date of the Closing, addressed to the Company, to the effect set forth in Schedule D attached hereto.

            b. HOLDER'S CONDITIONS. Each Holder's obligation to exchange such Holder's Notes for shares of Series D Preferred on the date of the Closing is conditioned upon the satisfaction of the following conditions precedent on or before the date of the Closing (any or all of which may be waived by such Holder in its sole discretion):

                  (1) No stop order or similar proceeding relating to any Registration Statement shall be pending or threatened (it being understood that the inclusion of the closing condition set forth in this Section 6.b(1) shall not limit the Company's obligations set forth in Section 3 hereof); and on the date of the Closing all Registration Statements relating to Conversion Shares shall be effective and available for use by the Holders for resale of the Conversion Shares.

                  (2) The Conversion Agent shall have executed and delivered the Conversion Agent Agreement in the form attached hereto as Schedule E;

                  (3) On the date of the Closing, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (4) The representations and warranties of the Company contained in this Agreement and the other Transaction Documents shall be true and correct on the date of the Closing as if made on the date of the Closing; and on or before the date of the Closing the Company shall have performed all covenants and agreements of the Company contained in the Transaction Documents and required to be performed by the Company on or before the date of the Closing;

                  (5) No Event of Default (as defined in the Notes) or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default (as defined in the Notes) shall have occurred and be continuing; and no event which, if the shares of Series D Preferred were outstanding, would constitute an Optional Redemption Event or, with the giving of notice or the lapse of time, or both, would constitute an Optional Redemption Event shall have occurred and be continuing;

                  (6) The Company shall have delivered to such Holder its certificate, dated the date of the Closing, duly executed by its Chief Executive Officer, to the effect set forth in subparagraphs (3), (4), and (5) of this
Section 6.b.; (7) Such Holder shall have received satisfactory confirmation of the filing with the Secretary of State of the State of Delaware of the Certificate of Designation;

                  (8) The Common Shares shall have been approved for listing, subject to official notice of issuance, by Nasdaq;

                  (9) Such Holder shall have received a certificate, dated the date of the Closing, of the Secretary of the Company certifying (1) the Certificate of Incorporation and Bylaws of the Company as in effect on the date of the Closing, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and (3) such other matters as reasonably requested by such Holder;

                  (10) Such Holder shall have received on the date of the Closing an opinion of Brobeck, Phleger & Harrison LLP, counsel for the Company, dated the date of the Closing, addressed to such Holder, in form, scope and substance reasonably satisfactory to such Holder, as set forth in Schedule F attached hereto;

                  (11) Holders who are identified as addressees of the opinion of Law Offices of Brian W Pusch in the form thereof set forth in Schedule D attached hereto shall have received on the date of the Closing such opinion, dated the date of the Closing, addressed to them, to the effect set forth in Schedule D attached hereto; and

                  (12) On the date of the Closing, (i) trading in securities on the New York Stock Exchange, Inc., AMEX, Nasdaq or Nasdaq SmallCap shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the State of California or the State of New York shall not have been declared by either federal or state authorities.

      7. CERTAIN COVENANTS.

            a. RESTRICTIVE LEGENDS.

                  (1) Each Holder acknowledges and agrees that the certificates for the shares of Series D Preferred issued to such Holder shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of such shares of Series D Preferred):

      These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). The sale to the holder of these securities of the shares of common stock issuable upon conversion of these securities is not covered by a registration statement under the Act. These securities have been acquired, and such shares of common stock must be acquired, for investment and may not be resold, transferred or assigned in the absence of an effective registration statement under the Act or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under the Act.

      Section 9b(3)(A) of the Certificate of Designation permits a holder of the securities represented by this certificate to convert such securities in accordance with the Certificate of Designation without being required to physically surrender this certificate to the Company unless all of the securities represented hereby are so converted. Consequently, following conversion of any of the securities represented by this certificate, the number of shares represented by this certificate may be less than the number of shares stated hereon.

                  (2) Each Holder further acknowledges and agrees that the Warrants issued to such Holder shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Warrants):

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                  (3) Each Holder further acknowledges and agrees that until such time as the Common Shares issued or issuable have been registered for resale under the 1933 Act as contemplated by Section 3, the certificates for the Common Shares which are not so registered may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under the Act.

                  (4) Once an Additional Registration Statement or the Warrant Share Registration Statement has been declared effective, thereafter (1) upon request of any Holder the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the SEC Effective Date of such Registration Statement and which are covered by such Registration Statement which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three days after surrender of such certificates by such Holder and (2) the Company shall not place any restrictive legend on certificates for Conversion Shares issued on conversion of the shares of Series D Preferred or Warrant Shares issued on exercise of Warrants which shares are covered by such Registration Statement or impose any stop-transfer restriction thereon.

            b. CONVERSION AGENT AGREEMENT. Prior to the date of the Closing, the Company will (1) enter into the Conversion Agent Agreement substantially in the form attached hereto as Schedule E and perform all of its obligations pursuant thereto, and (2) appoint the Conversion Agent the conversion agent for the Preferred Stock and the exercise agent for the Warrants. The certificates for the Common Shares may bear the restrictive legend specified in Section 7.a.(3) prior to registration of the resale of the Common Shares under the 1933 Act. The certificates for the Common Shares shall be registered in the name of the respective Holder or its nominee and in such denominations to be specified by such Holder in connection with each conversion of shares of Series D Preferred or exercise of Warrants, as the case may be. The Company warrants that, except as otherwise expressly permitted by the Conversion Agent Agreement, no instruction other than (x) such instructions referred to in this Section 7.b., and (y) the instructions required by Section 3.b(12) will be given by the Company to the Conversion Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company. Nothing in this
Section 7.b. shall limit in any way a Holder's obligations and agreement to comply with the registration requirements of the 1933 Act or an exemption therefrom upon resale of the Shares. If a Holder provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by such Holder of any of the Shares is not required under the 1933 Act, the Company shall permit the transfer of such Shares and, in the case of the Common Shares, promptly, but in no event later than three days after receipt of such opinion, instruct the Conversion Agent to issue upon transfer one or more share certificates in such names and in such denominations as specified by such Holder. Nothing in this Section 7.b. shall limit the obligations of the Company under Section 3.

            c. NASDAQ LISTING; REPORTING STATUS. Prior to the date of the Closing, the Company shall file an application for listing of additional shares with the Nasdaq Stock Market covering such of the Conversion Shares as shall not previously have been listed for trading on the Nasdaq Stock Market and the Warrant Shares and shall provide evidence of such filing to the Holders. The Company shall use its best efforts to obtain the listing, subject to official notice of issuance, of such Conversion Shares and the Warrant Shares on Nasdaq. So long as the Holder beneficially owns any shares of Series D Preferred or Common Shares, (1) the Company will use its best efforts to maintain the listing of the Common Stock on Nasdaq or a registered national securities exchange or, if Nasdaq or such exchange is not available, on the first available of (i) Nasdaq SmallCap, and (ii) such other securities exchange, OTC Bulletin Board or other market as may then be available, and (2) the Company shall assure that at all times there are at least two broker-dealers who are members of the NASD who are market makers in the Common Stock. During the Registration Period, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. So long as any Holder owns any Securities, the Company shall furnish to such Holder copies of all reports and other information filed by the Company with the SEC pursuant to Sections 13, 14(a), 14(c) and 15(d) of the 1934 Act promptly, but in no event later than five days, after the same are filed with the SEC.

            d. STATE SECURITIES LAWS. On or before the date of the Closing, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the shares of Series D Preferred and Warrants for issuance to the Holders pursuant to this Agreement and the Common Shares for issuance to the Holders on conversion of the Preferred Shares or exercise of the Warrants, as the case may be, under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the issuance of the shares of Series D Preferred and the Warrants pursuant to this Agreement and the issuance to the Holders of Conversion Shares on conversion of the Preferred Shares and Warrant Shares upon exercise of the Warrants. In connection with the foregoing obligations of the Company in this Section 7.d., the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.d., (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company, or
(5) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the date of the Closing.

            e. RULE 144. The Company shall not, directly or indirectly, dispute or otherwise interfere with any claim by a holder of shares of Series D Preferred that such holder's holding period of such security (and the Conversion Shares issued upon conversion thereof) for purposes of Rule 144 under the 1933 Act ("Rule 144") relates back (i.e., tacks) to the holding period for the Notes; provided, however, that nothing contained in this Section 7.e. shall obligate the Company or its legal counsel to take a position that is inconsistent with the provisions of applicable law or regulations and the administrative and judicial interpretations thereof in effect from time to time in the future. The Company acknowledges and agrees that, as of the date hereof, under Rule 144, interpretations thereof by the SEC and "no-action" letters from the staff of the SEC, such tacking is permitted.

            f. STOCKHOLDER APPROVAL. The Company shall seek and use its best efforts to obtain approval by its stockholders of an amendment to its Certificate of Incorporation to increase the number of authorized shares of Common Stock to at least 70,000,000 shares. The Company shall (1) call a meeting of stockholders to be held not later than the date determined in accordance herewith, (2) prepare and file with the SEC preliminary proxy materials relating to such meeting, (3) mail to its stockholders not later than the date which is 30 days prior to such meeting a notice of such meeting and definitive proxy materials for such meeting, and (4) recommend approval thereof by its stockholders. The Company shall provide two firms of counsel designated by a majority of the Holders an opportunity to review and comment on such preliminary proxy materials and any revised preliminary proxy materials proposed to be filed by the Company with the SEC relating to such meeting by providing copies thereof to the Holders at least five days prior to such filing. The Company shall furnish to each Holder a copy of each amendment or supplement to such notice and proxy materials promptly after the same are mailed to stockholders, shall inform the Holders at least weekly of the progress of solicitation of proxies for such meeting, shall inform the Holders of any adjournment of such meeting on the date of such adjournment, and shall report to the Holders the result of the vote of stockholders on such proposition on the day such vote is taken. The meeting of stockholders of the Company required by this Section 7.f. shall be held not later than May 31, 1999; provided, however, that if the closing bid price of the Common Stock on the principal market on which the Common Stock trades is $1.00 or less, as reported by Bloomberg, L.P., for a period of ten consecutive trading days occurring after the date of the Closing then such meeting of stockholders shall be held not later than the date which is 60 days after the last day of such period of ten consecutive trading days.

            g. REGISTRATION STATEMENT. Based in part on the opinion of counsel referred to in Section 6.a(4), the Company believes that the existing Registration Statement may be used by the Holders for resale of the Conversion Shares. The Company shall not, directly or indirectly, dispute or otherwise interfere with any claim by an Investor that such Investor may use the Existing Registration Statement for resales of the Conversion Shares; provided, however, that nothing contained in this Section 7.g. shall obligate the Company or its legal counsel to take a position that is inconsistent with the provisions of applicable law, rules or regulations and the administrative and judicial interpretations thereof in effect from time to time in the future.

            h. CONVERSION SHARE UPDATES. Upon the request of the Company from time to time, so long as the Holder holds any shares of Series D Preferred, such Holder shall provide confirmation to the Company of the aggregate number of Conversion Shares issued to such Holder.

            i. BEST EFFORTS. Each of the parties shall use its best efforts to satisfy on a timely basis each of the conditions to the other party's obligations to exchange Notes for shares of Series D Preferred and issuance of Warrants set forth in Section 6.a. or 6.b., as the case may be, on or before the date of the Closing.

     8. DEFINITIONS.

            a. As used in this Agreement, the terms "Agreement", Company and "Holder" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

            b. All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

            c. The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Additional Registration Statement" means each registration statement of the Company under the 1933 Act filed with the SEC on or after the date of execution and delivery of this Agreement pursuant to Section 3.a.(1), including any amendment thereto, which names the Holders or any of them as selling stockholders.

            "Blackout Period" means the period of up to 20 consecutive days after the date the Company notifies the Investors that they are required, pursuant to Section 3.c(4), to suspend offers and sales of Registrable Securities as a result of an event or circumstance described in Section 3.b(5)(A), which period commences after the date which is 90 days after the date of the Closing and during which period, by reason of Section 3.b(5)(B), the Company is not required to amend a Registration Statement or to supplement the Prospectus relating to such Registration Statement; provided, however, that such period may be up to 30 consecutive days if the Company so elects in accordance with Section 3.b(5)(B), subject to the limitations provided therein.

            "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            "Certificate of Designation" means the Certificate of Designation of Series D Convertible Preferred Stock in the form attached hereto as Schedule B, as the same is filed with the Secretary of State of the State of Delaware.

            "Claim" means any loss, claim, damage, liability or expense (joint or several), incurred by a Person or entity.

            "Common Shares" means the Conversion Shares and the Warrant Shares.

            "Common Stock" means the Common Stock, $0.001 par value per share, of the Company.

            "Conversion Agent Agreement" means the Conversion Agent Agreement in the form attached hereto as Schedule E.

            "Conversion Price" shall have the meaning provided in the Certificate of Designation.

            "Conversion Shares" means the shares of Common Stock issuable or issued upon conversion of the Series D Preferred.

            "Existing Registration Statement" means the Company's Registration Statement on Form S-3 (Registration No. 333-31843) which names the Holders as selling stockholders.

            "Fletcher" means Fletcher International Limited, a company organized under the laws of the Cayman Islands.

            "Fletcher Stock Purchase Agreement" means the Stock Purchase Agreement, dated July 25, 1996, between the Company and Fletcher.

            "Generally Accepted Accounting Principles" shall have the meaning provided in the Certificate of Designations.

            "Indemnified Party" means the Company, each of its directors, each of its officers who signs a particular Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to such Registration Statement or any of its directors or officers or any Person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act.

            "Indemnified Person" means each Investor and each Investor who sells Registrable Securities in the manner permitted under this Agreement, the directors, if any, of such Investor, the officers and agents, if any, of such Investor, each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in the applicable Prospectus, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act.

            "Inspector" means any attorney, accountant or other agent retained by an Investor for the purposes provided in Section 3.b(9).

            "Investor" means the Holder and any permitted transferee or assignee who agrees to become bound by the provisions of Sections 3, 7 and 9 of this Agreement.

            "MMC/GATX" means MMC/GATX Partnership No. 1, a California general partnership.

            "NASD" means the National Association of Securities Dealers, Inc.

            "Nasdaq" means The Nasdaq National Market.

            "Nasdaq SmallCap" means The Nasdaq SmallCap Market.

            "Nasdaq Tangible Asset Criterion" means the requirement of Section 4450(a)(3) of the rules of the NASD that an issuer maintain net tangible assets of at least $4 million in order that securities of such issuer be eligible for continued inclusion in Nasdaq.

            "1933 Act" means the Securities Act of 1933, as amended.

            "1934 Act" means the Securities Exchange Act of 1934, as amended.

            "1997 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended by Amendments No. 1 and No. 2 thereto on Form 10-K/A.

            "Non-Responsive Investor" means an Investor who does not provide the Required Information to the Company at least one Business Day prior to the filing of a Registration Statement with the SEC.

            "Outstanding Warrants" means the common stock purchase warrants issued by the Company, outstanding on the date of execution and delivery of this Agreement and held by any Holder.

            "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association or similar entity or any government, governmental agency or political subdivision.

            "Prospectus" means the prospectus, including any preliminary prospectus, used in connection with any Registration Statement and any amendment or supplement thereto (including any documents or information incorporated therein by reference).

            "Record" shall mean all pertinent financial and other records, pertinent corporate documents and properties of the Company and the Subsidiaries subject to inspection for the purposes provided in Section 3.b.(9).

            "Registrable Securities" means the Conversion Shares and the Warrant Shares and any stock or other securities into which or for which the Common Stock may hereafter be changed, converted or exchanged by the Company or its successor, as the case may be, and any other securities issued to holders of such Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event.

            "Registration Period" means the period from the date of this Agreement to the earlier of (i) December 31, 2000 and (ii) the date on which the Investors no longer own any Registrable Securities (or, if (x) the shares of Series D Preferred have been fully converted into shares of Common Stock and the Warrants have been exercised in full or (y) neither any shares of Series D Preferred nor any Warrants remain outstanding, such date after which each Investor may sell all of its Registrable Securities without registration under the 1933 Act pursuant to Rule 144, free of any limitation on the volume of such securities which may be sold during any period and any limitation on the manner of sale); provided, however, that in the case of the Warrant Share Registration Statement filed with the SEC pursuant to Section 3.a.(5), the "Registration Period" shall begin on the date such Registration Statement is filed with the SEC and shall end on the date which is two years after the later of (A) the latest date of exercise of any Warrant, if all of the Warrants are exercised prior to the expiration date of the Warrants and (B) the expiration date of the Warrants.

            "Registration Statement" means the Existing Registration Statement, each Additional Registration Statement and the Warrant Share Registration Statement (including any documents or information incorporated in any Registration Statement by reference).

            "Required Information" means, with respect to each Investor, all information regarding such Investor, the Registrable Securities held by such Investor or which such Investor has the right to acquire and the intended method of disposition of the Registrable Securities held by such Investor or which such Investor has the right to acquire as shall be required by the 1933 Act to effect the registration of the resale by such Investor of such Registrable Securities.

            "SEC" means the Securities and Exchange Commission.

            "SEC Effective Date" means the date the Additional Registration Statement relating to the Conversion Shares is declared effective by the SEC, if a new Registration Statement relating to the Conversion Shares is required pursuant to Section 3.a. and the date the Warrant Share Registration Statement is declared effective by the SEC.

            "SEC Reports" means (i) the 1997 10-K, (ii) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998, as amended by Amendments No. 1 and No. 2 thereto on Form 10-Q/A, (iii) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998, (iv) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998, (v) the Company's Proxy Statement filed in connection with the Company's 1998 Annual Meeting of Stockholders and (vi) all registration statements filed under the 1933 Act, in each case as filed with the SEC.

            "Securities" means the Shares and the Warrants.

            "Series C Preferred Stock" means the Company's Series C Convertible Preferred Stock, par value $0.001 per share.

            "Shares" means the shares of Series D Preferred and the Common
Shares.

            "Short Sale" shall have the meaning given such term in Rule 3b-3 under the 1934 Act as in effect on the date of this Agreement.

            "Stockholder Approval" means approval by the stockholders of the Company in accordance with the General Corporation Law of the State of Delaware of the amendment to the Company's Certificate of Incorporation as contemplated by Section 7.f.

            "Transaction Documents" means, individually or collectively, this Agreement, the Certificate of Designation, the Warrants, the Conversion Agent Agreement and the other agreements, instruments and documents contemplated hereby and thereby.

            "Warrants" means Common Stock Purchase Warrants in the form attached hereto as Schedule G initially entitling the holder to purchase the number of shares of Common Stock specified in Section 1.a.

               "Warrant Share Registration Statement" means one or more registration statements on Form S-3 (which shall not constitute a post-effective amendment to any other Registration Statement) covering the resale by the Holders of at least that number of shares of Common Stock as is issuable to the Holders upon exercise of the Warrants.

            "Warrant Shares" means the shares of Common Stock issuable or issued upon exercise of the Warrants.

      9. MISCELLANEOUS.

            a. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

            b. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.

            c. Section and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            d. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

            e. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof and any such waiver shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement, and no course of dealing between or among the parties to this Agreement, shall operate as a waiver thereof by such party. No single or partial exercise of any right under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right. No course of dealing between or among the parties hereto shall operate as an amendment of this Agreement.

            f. This Agreement, including the Schedules hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein.

This Agreement, including the Schedules hereto, supersedes all prior agreements and understandings, whether written or oral among the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of the Company, the Holders and their respective successors and permitted assigns.

            g. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at 213 East Grand Avenue, South San Francisco, California 94080,
Attention: President and Chief Executive Officer (telephone line facsimile transmission number (650) 873-8367) and a copy shall also be given to: Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303-0913, Attention: J. Stephan Dolezalek, Esq. (telephone line facsimile transmission number (650) 496-2736) or, in the case of any Holder, at its address or telephone line facsimile transmission number in effect on the date of execution and delivery of this Agreement for purposes of the applicable Note Purchase Agreement to which such Holder is a party, or such other address as a Company shall have provided by notice to the Holders or any Holder shall have provided by notice to the Company in accordance with this provision. Each Holder hereby designates as its address for any notice required or permitted to be given to such Holder pursuant to the Certificate of Designation the address of such Holder as provided in this Section 9.g., until such Holder shall designate another address for such purpose.

            h. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

            i. The rights of any Holder or any other Investor under Sections 3, 7 and 9 shall be automatically assigned by such Holder or other Investor to any transferee of all or any portion of such Investor's Registrable Securities (or all or any portion of the shares of Series D Preferred or Warrants) only if: (1) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (2) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned, (3) in the case of any transfer of rights under Section 3, immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, and (4) at or before the time the Company received the written notice contemplated by clause (2) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained in Sections 3, 7 and 9. Upon any such assignment, the Company shall be obligated to such transferee to perform all of its covenants under Sections 3, 7 and 9 of this Agreement as if such transferee were a Holder. In connection with any such assignment the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to the Holder or other assigning Investor and such assignee to assure that all Registration Statements and related Prospectuses are available for use by such transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.

            j. The Company and each Holder shall be responsible for their expenses (including, without limitation, the respective legal fees and expenses of their counsel) incurred by them in connection with the negotiation and execution of, and closing under, this Agreement, except that the Company will pay or reimburse such expenses of the Holders not in excess of $15,000 (in addition to the obligation of the Company for payment of legal fees for the opinion contemplated by Sections 6.a.(4) and 6.b.(11)). All expenses incurred in connection with securities registrations, filings or qualifications pursuant to this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, but excluding (a) fees and expenses of investment bankers retained by any Investor, (b) brokerage commissions incurred by any Investors and (c), except as otherwise specifically provided in the next succeeding sentence, fees and disbursements of counsel for the Investors. The Company shall pay on demand all expenses incurred by the Holders, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) any default or breach of any of the Company's obligations set forth in any of the Transaction Documents and (2) the enforcement or restructuring of any right of, including the collection of any payments due, any Holder under any of the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due to any Holder.

            k. Each Holder shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the time of the Closing if:

                  (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its material obligations hereunder;

                  (2) any other condition of such Holder's obligations hereunder is not fulfilled; or

                  (3) the Closing shall not have occurred on a date on or before December 14, 1998, other than solely by reason of a breach of this Agreement by such Holder.

            Any such termination shall be effective upon the giving of notice thereof by a Holder. Upon such termination, the terminating Holder shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

            l. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            m. All representations, warranties and agreements of the Company and of the Holders contained herein or in any of the other Transaction Documents will survive the execution and delivery hereof and the Closing hereunder and delivery of the Notes and issuance of the shares of Series D Preferred in exchange therefor, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Holder or any person who controls any Holder within the meaning of the 1933 Act, or by or on behalf of the Company or any person who controls the Company within the meaning of the 1933 Act.

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers or other representatives to execute and deliver this Agreement as of the date first above written.


                                       SHAMAN PHARMACEUTICALS, INC.



                                       By:  /s/  Lisa A. Conte
                                          --------------------------------------
                                          Name:  Lisa A. Conte
                                          Title: President and Chief
                                                 Executive Officer


                                       DELTA OPPORTUNITY FUND, LTD.



                                       By:  /s/  Keith R. Bish
                                          --------------------------------------
                                          Name:  Keith R. Bish
                                          Title: Director


                                       DIAZ & ALTSCHUL GROUP, LLC



                                       By:  /s/  Arthur G. Altschul
                                          --------------------------------------
                                          Name:  Arthur G. Altschul, Jr.
                                          Title:


                                       NP PARTNERS



                                       By:  /s/  Kenneth A. Simpler
                                          --------------------------------------
                                          Name:  Kenneth A. Simpler
                                          Title: Authorized Signatory


                                       OLYMPUS SECURITIES, LTD.



                                       By:  /s/  Kenneth A. Simpler
                                          --------------------------------------
                                          Name:  Kenneth A. Simpler
                                          Title: Authorized Signatory

                                       OMICRON PARTNERS, L.P.

                                       BY:  OMICRON CAPITAL, L.P., SUBADVISOR


                                       By:  /s/  Olivier H. Morali
                                          --------------------------------------
                                          Name:  Olivier H. Morali
                                          Title: Authorized Signatory


                                       OTATO LIMITED PARTNERSHIP

                                       BY:  OTA GRAND CAYMAN



                                       By:  /s/  Richard M. Cayne
                                         ---------------------------------------
                                          Name:  Richard M. Cayne
                                          Title: General Counsel

                                       OVERBROOK FUND I, LLC



                                       By:  /s/  Arthur G. Altschul
                                         ---------------------------------------
                                         Name:  Arthur G. Altschul, Jr.
                                         Title: Managing Member

                                                                      SCHEDULE A


            Outstanding Note Amount and Shares of Series D Preferred

                                         Note Amount                    Number of Shares
Name of Holder                    (Principal and Interest)            of Series D Preferred
--------------                    ------------------------            ---------------------
Delta Opportunity Fund, Ltd.            $1,566,201.38                         1,566

NP Partners                             $1,055,410.56                         1,055

Olympus Securities, Ltd.                $1,055,410.56                         1,055

Omicron Partners, L.P.                  $  625,032.49                           625

OTATO Limited Partnership               $  291,307.93                           291

Overbrook Fund I, LLC                   $  192,862.50                           192



                       Registrable Securities and Warrants

                                               Number of                   Number of
Name of Holder                              Warrant Shares           Registrable Securities
--------------                              --------------           ----------------------
Delta Opportunity Fund, Ltd.                   281,682                      281,682

NP Partners                                    150,000                      150,000

Olympus Securities, Ltd.                       150,000                      150,000

Omicron Partners, L.P.                          98,761                       98,761

OTATO Limited Partnership                       52,334                       52,334

Overbrook Fund I, LLC                           34,691                       34,691

                                                                      SCHEDULE B


                       Form of Certificate of Designation

                          SHAMAN PHARMACEUTICALS, INC.

                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK

               (Pursuant to Section 151 of the General Corporation
                          Law of the State of Delaware)

                                 --------------

               Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

               That pursuant to authority vested in the Board of Directors of the Corporation (the "Board of Directors" or the "Board") by paragraph (B) of
Article IV of the Corporation's Amended and Restated Certificate of Incorporation (the "Certificate"), the Board of Directors, at a meeting duly called and held on October 20, 1998, adopted certain recitals and resolutions providing for the creation of a series of the Corporation's Preferred Stock, $0.001 par value, which series is designated "Series D Convertible Preferred Stock", which recitals and resolution are as follows:

               WHEREAS, the Certificate provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series;

               WHEREAS, the Board is granted the power in the Certificate to determine the powers, rights, preferences, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof;

               WHEREAS, the Board of Directors of the Corporation desires, pursuant to its authority as aforesaid, to determine and fix the powers, rights, preferences, qualifications, limitations and restrictions relating to a new series of Preferred Stock, designated Series D Preferred Stock, and the number of shares constituting such series:

               NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Certificate, the Board of Directors does hereby create a series of Preferred Stock, par value $0.001 per share (hereinafter called the "Preferred Stock"), of the Corporation, and the Board of Directors hereby fixes and determines the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, such series of Preferred Stock as follows:

                      SERIES D CONVERTIBLE PREFERRED STOCK

            1. CERTAIN DEFINED TERMS.

                  (a) All the agreements or instruments defined in this Certificate of Designation shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate of Designation.

                  (b) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Adjustment Notice" means an Adjustment Notice substantially in the form set forth in Section 13(f).

            "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

            "Aggregated Person" means, with respect to any holder of shares of Series D Preferred Stock, any Person whose beneficial ownership of shares of Common Stock would be aggregated with such holder's beneficial ownership of shares of Common Stock for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder.

            "AMEX" means the American Stock Exchange, Inc.

            "Arrearage Interest" means interest at the rate of 12% per annum on any dividend on shares of Series D Preferred Stock which dividend is not paid on a Dividend Payment Date, whether or not declared, from such Dividend Payment Date.

            "Auditors" means Ernst & Young LLP or such other firm of independent public accountants of recognized national standing as shall have been engaged by the Corporation to audit its financial statements.

            "Auditors' Determination" means a determination requested by the Corporation and signed by the Auditors concurring with the Corporation's conclusion that a requirement of the Corporation to redeem, or a right of any holder of shares of Series D Preferred Stock to require redemption of, shares of Series D Preferred Stock by reason of the occurrence of a specified Optional Redemption Event which occurs by reason of an event described in clause (1), (2) or (3) of the definition of Optional Redemption Event would result in the Corporation being required to classify the Series D Preferred Stock as redeemable preferred stock on a balance sheet of the Corporation in accordance with Generally Accepted Accounting Principles. The Auditors' Determination shall
(i) set forth in reasonable detail all relevant facts considered by the Auditors in connection therewith, (ii) set forth all applicable accounting principles and assumptions used,



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


and (iii) set forth in reasonable detail or attach copies of all legal, expert and other advice or information used by the Auditors in reaching their conclusion. To the extent any facts are assumed for purposes of either the Corporation's conclusion or the Auditor's Determination, the validity of such conclusion or determination shall depend upon such assumed facts being true and complete in all material respects.

            "Blackout Period" means the period of up to 20 consecutive days after the date the Corporation notifies the holders of shares of Series D Preferred Stock that they are required, pursuant to Section 3.c.(4) of the Exchange Agreement, to suspend offers and sales of Registrable Securities as a result of an event or circumstance described in Section 3.b.(5)(A) of the Exchange Agreement, which period commences after the date which is 90 days after the date of the Closing and during which period, by reason of Section 3.b.(5)(B) of the Exchange Agreement, the Corporation is not required to amend any Registration Statement or to supplement the Prospectus relating to any Registration Statement; provided, however, that such period may be up to 30 consecutive days if the Corporation so elects in accordance with Section 3.b.(5)(B) of the Exchange Agreement, subject to the limitations provided therein.

            "Board of Directors" or "Board" means the Board of Directors of the Corporation.

            "Business Combination Redemption Percentage" means 118% with respect to a redemption of shares of Series D Preferred Stock in accordance with Section 9(b)(6).

            "Business Combination Redemption Price" means an amount in cash equal to the product obtained by multiplying (A) the sum of (i) $1,000 plus (ii) an amount equal to the accrued but unpaid dividends on the share of Series D Preferred Stock to be redeemed and any Arrearage Interest on dividends thereon in arrears to the date of payment of the redemption price pursuant to Section 9(b)(6) times (B) the Business Combination Redemption Percentage.

            "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            "Cash and Cash Equivalent Balances" of any Person on any date shall be determined from such Person's books maintained in accordance with Generally Accepted Accounting Principles, and means, without duplication, the sum of (1) the cash accrued by such Person and its subsidiaries on a consolidated basis on such date and available for use by such Person and its subsidiaries on such date and (2) all assets which would, on a consolidated balance sheet of such Person and its subsidiaries prepared as of such date in accordance with Generally Accepted Accounting Principles, be classified as cash or cash equivalents.

            "Common Stock" means the Common Stock, $0.001 par value, of the Corporation or any shares of capital stock into which such stock shall be changed or reclassified after the Issuance Date.

            "Control Notice" means a Control Notice substantially in the form set forth in Section 13(e).

               "Conversion Agent" means BankBoston, N.A., as Conversion Agent for the Series D Preferred Stock.

               "Conversion Date" means the date on which a Conversion Notice is actually received by the Conversion Agent, whether by mail, courier, personal service, telephone line facsimile transmission or other means, in case of a conversion of shares of Series D Preferred Stock pursuant to Section 9(a).

               "Conversion Notice" means a Notice of Conversion of Series D Convertible Preferred Stock substantially in the form set forth in Section 13(a).

               "Conversion Price" means the lesser of (a) $1.125 per share (subject to equitable adjustments from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends,
(iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock, (vi) distribution by the Corporation to all holders of Common Stock of evidences of indebtedness of the Corporation or cash (other than regular quarterly cash dividends), (vii) Tender Offers by the Corporation or any Subsidiary for, or other repurchases of shares of, Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding, and (viii) similar events relating to the Common Stock, in each case which occur, or with respect to which "ex-" trading of the Common Stock begins, on or after the date this Certificate of Designation is filed with the Secretary of State of the State of Delaware and on or before the applicable Conversion Date) and (b) on any Conversion Date, 90% of the lowest per share Trading Price during the applicable Measurement Period for such Conversion Date in a trade in which neither the Holder nor any of its Affiliates was the seller, subject to adjustment in the case of such clause (a) and clause
(b) in accordance with Section 10(b).

            "Converted Restriction Amount" means on any date of determination a number of shares of Common Stock equal to 4.9% of the shares of Common Stock outstanding on such date.

            "Corporation Notice" means a Corporation Notice substantially in the form set forth in Section 13(c).

            "Dividend Payment Date" means each February 1, May 1, August 1 and November 1.

            "Exchange Agreement" means the Exchange Agreement, dated as of December 10, 1998, by and between the Corporation and the several original holders of the Senior Subordinated Convertible Notes pursuant to which such Senior Subordinated Convertible Notes will be exchanged for shares of Series D Preferred Stock.

            "Generally Accepted Accounting Principles" for any Person means the generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

            "Holder Notice" means a Holder Notice substantially in the form set forth in Section 13(d).

            "Indebtedness" as used in reference to any Person means all indebtedness of such Person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such Person or in effect guaranteed by such Person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such Person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such Person, although such Person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such Person.

            "Initial Reserve Amount" means 6,285,000 shares of Common Stock reserved by the Corporation for issuance upon conversion of the shares of Series D Preferred Stock.

            "Issuance Date" means the date of original issuance of the shares of Series D Preferred Stock pursuant to the Exchange Agreement.

            "Junior Dividend Stock" means, collectively, the Series A Preferred Stock, the Common Stock and any other class or series of capital stock of the Corporation ranking junior as to dividends to the Series D Preferred Stock.

            "Junior Liquidation Stock" means, collectively, the Series A Preferred Stock, the Common Stock and any other class or series of capital stock of the Corporation ranking junior as to liquidation rights to the Series D Preferred Stock.

            "Liquidation Preference" means, for each share of Series D Preferred Stock, the sum of (i) $1,000, plus (ii) an amount equal to the accrued but unpaid dividends and any Arrearage Interest on dividends thereon in arrears with respect to each such share to the date of final distribution to the holders of shares of Series D Preferred Stock in connection with the liquidation, dissolution or winding up of the Corporation.

            "Majority Holders" means at any time the holders of shares of Series D Preferred Stock which shares constitute a majority of the outstanding shares of Series D Preferred Stock outstanding at such time.

            "Market Price" of any security on any date means the closing bid price of such security on such date on the Nasdaq or such other securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by Bloomberg, L.P.

            "Measurement Period" means with respect to any Conversion Date, the period consisting of 12 consecutive Trading Days ending on and including the Trading Day immediately preceding such Conversion Date.

            "Nasdaq" means The Nasdaq National Market.

            "Nasdaq SmallCap" means The Nasdaq SmallCap Market.

            "1934 Act" means the Securities Exchange Act of 1934, as amended.

            "1933 Act" means the Securities Act of 1933, as amended.

            "NYSE" means the New York Stock Exchange, Inc.

            "Optional Redemption Date" means the date which is three Business Days after a holder of shares of Series D Preferred Stock who is entitled to redemption rights under Section 10(a) and 10(b) gives a Holder Notice.

            "Optional Redemption Event" means any one of the following events:

                  (1) For any period of five consecutive Trading Days following the Issuance Date there shall be no reported sale price of the Common Stock on any of the Nasdaq, the Nasdaq SmallCap, the NYSE or the AMEX;

                  (2) The Common Stock ceases to be listed for trading on the Nasdaq, the Nasdaq SmallCap, the NYSE or the AMEX;

                  (3) Any consolidation or merger of the Corporation or any subsidiary of the Corporation with or into another entity or other business combination transaction involving the Corporation or any subsidiary of the Corporation (other than a merger or consolidation of a subsidiary of the Corporation into the Corporation or a wholly-owned subsidiary of the Corporation) where the stockholders of the Corporation immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such transaction immediately following such transaction or the common stock of such surviving corporation is not listed for trading on the Nasdaq, the Nasdaq SmallCap, the NYSE or the AMEX; or the sale of all or substantially all of the assets of the Corporation and its subsidiaries;

                  (4) The adoption of any amendment to the Certificate of Incorporation of the Corporation (other than any certificate designating a series of preferred stock of the Corporation which does not contravene the rights of the holders of shares of Series D Preferred Stock) which materially and adversely affects the rights of the holders of shares of Series D Preferred Stock in respect of their interest in the Common Stock in a different and more adverse manner than it affects the rights of holders of Common Stock generally or the taking of any other action which materially and adversely affects the rights of the holders of Series D Preferred Stock;

                  (5) The inability of any holder of shares of Series D Preferred Stock for (x) (i) 20 days (whether or not consecutive) or (ii) if in accordance with Section 3.b.(5)(B) of the Exchange Agreement the Corporation elects a Blackout Period of up to 30 consecutive days which commences more than 90 days after the Issuance Date, such greater number of days as shall equal the number of days the Blackout Period so elected is in effect (but in no event more than 30 days), in either the case of such clause
(i) or such clause (ii) during the period commencing on the Issuance Date and ending on the first anniversary of the Issuance Date or (y) 60 days (whether or not consecutive) subsequent to August 29, 1997, to sell shares of Common Stock issued or issuable upon conversion of shares of Series D Preferred Stock pursuant to any Registration Statement (1) by reason of the requirements of the 1933 Act, the 1934 Act or any of the rules or regulations under either thereof or (2) due to such Registration Statement containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any other failure of such Registration Statement to comply with the rules and regulations of the SEC; or

                  (6) The Corporation shall fail or default in the timely performance of any material obligation to a holder of shares of Series D Preferred Stock under the terms of this Certificate of Designation or under the Exchange Agreement or any other agreement or document entered into in connection with the issuance of shares of Series D Preferred Stock, as such agreements and instruments may be amended from time to time.

            "Optional Redemption Percentage" means 118%.

            "Optional Redemption Price" means an amount in cash equal to the product obtained by multiplying (a) the sum of (i) $1,000 plus (ii) an amount equal to the accrued but unpaid dividends on the share of Series D Preferred Stock to be redeemed and any Arrearage Interest on dividends thereon in arrears to the applicable Optional Redemption Date times (b) the Optional Redemption Percentage.

            "Parity Dividend Stock" means any class or series or the Corporation's capital stock ranking, as to dividends, on a parity with the Series D Preferred Stock.

            "Parity Liquidation Stock" means any class or series of the Corporation's capital stock ranking, as to liquidation rights, on a parity with the Series D Preferred Stock.

            "Permitted Indebtedness" means (i) Indebtedness which is outstanding and which would be reflected on a balance sheet of the Corporation as of the Issuance Date prepared in accordance with Generally Accepted Accounting Principles and (ii) Indebtedness incurred to finance (A) inventory or (B) the lease or purchase of equipment (which Indebtedness shall be secured by such equipment) used in the Corporation's business, the outstanding amount thereof which does not exceed $10,000,000 during the first year after the Issuance Date, $15,000,000 during the second year after the Issuance Date and $30,000,000 during the third year after the Issuance Date.

            "Person" means an individual, partnership, corporation, limited liability company, trust, incorporated organization, unincorporated association, joint stock company, government, governmental agency or political subdivision.

            "Redemption Date" means December 30, 1998.



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


            "Redemption Notice" means a Redemption Notice substantially in the form set forth in Section 13(d).

            "Redemption Price" means an amount in cash equal to the product obtained by multiplying (i) the sum of (A) $1,000 plus (B) an amount equal to the accrued but unpaid dividends on such share of Series D Preferred Stock to be redeemed and any Arrearage Interest on dividends thereon in arrears to the date of payment of the Redemption Price times (ii) 130%.

            "Registrable Securities" means the shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock and the shares of Common Stock issuable as dividends on the Series D Preferred Stock, and any stock or other securities into which or for which the Common Stock may hereafter be changed, converted or exchanged by the Corporation or its successor, as the case may be, and any other securities issued to holders of such Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event.

            "Registration Statement" shall have the meaning provided in the Exchange Agreement.

            "SEC" means the United States Securities and Exchange Commission.

            "Senior Dividend Stock" means the Series C Preferred Stock of the Corporation and any other class or series of capital stock of the Corporation ranking senior as to dividends to the Series D Preferred Stock.

            "Senior Liquidation Stock" means the Series C Preferred Stock of the Corporation and any other class or series of capital stock of the Corporation ranking senior as to liquidation rights to the Series D Preferred Stock.

            "Series D Preferred Stock" means the Series D Convertible Preferred Stock of the Corporation.

            "Stockholder Approval" shall have the meaning provided in the Exchange Agreement.

            "Tender Offer" means a tender offer or exchange offer.

            "Trading Day" means a day on whichever of (x) the national securities exchange or (y) the Nasdaq which at the time constitutes the principal securities market for the Common Stock is open for general trading of securities.

            "Trading Price" on any date means the lowest sale price (regular way) for one share of the Common Stock on such date, on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (b) Nasdaq, (c) Nasdaq SmallCap or (d) such other securities market which constitutes the principal securities market for the Common Stock, in any such case as reported by Bloomberg, L.P. or if no such sale prices are so reported, then the representative bid price of the Common Stock as quoted by a broker or dealer which is a member firm of the NASD (in each such case subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends, (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Corporation to all holders of Common Stock of evidences of indebtedness of the Corporation or cash (other than regular quarterly cash dividends), (vii) Tender Offers by the Corporation or any subsidiary of the Corporation or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding, and (viii) similar events relating to the Common Stock, in each such case which occur on or after the Issuance Date); provided, however, that if on any Trading Day there shall be no reported sale price (regular way) of such security, the "Trading Price" on such Trading Day shall be the lowest sale price (regular way) of such security on the Trading Day next preceding such Trading Day on which a sale price (regular way) for such security has been so reported.

            2. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series D Convertible Preferred Stock", and the number of shares constituting the Series D Preferred Stock shall be 6,285 and shall not be subject to increase. The Corporation shall not issue any shares of Series D Preferred Stock after the Issuance Date, except that on or prior to May 31, 1999 the Corporation may issue up to 1,500 shares of Series D Preferred Stock (and no more) to MMC/GATX in exchange for indebtedness of the Corporation to MMC/GATX on a basis of one share of Series D Preferred Stock for each $1,000 of such indebtedness.

            3. SERIES D PREFERRED STOCK CAPITAL. The amount to be represented in the capital account for the Series D Preferred Stock at all times for each outstanding share of Series D Preferred Stock shall be an amount at least equal to the sum of (1) $1,000 plus (2) to the extent that the Corporation has surplus in its capital account, an amount equal to the accrued but unpaid dividends on such share of Series D Preferred Stock and any Arrearage Interest on dividends thereon in arrears to the date of determination plus (3) to the extent that the Corporation has surplus in its capital account, an amount equal to the product obtained by multiplying (a) the sum of (1) $1,000 plus (2) an amount equal to the accrued but unpaid dividends on such share of Series D Preferred Stock and any Arrearage Interest on dividends thereon in arrears to the date of determination times (b) 18%. Upon original issuance of each share of Series D Preferred Stock, an amount equal to $1,000 shall be credited to the Series D Preferred Stock capital account of the Corporation and, to the extent at such time the Corporation has surplus in its capital account, an amount equal to the amount specified in the preceding clause (3) (or so much thereof as is in surplus) shall be transferred from surplus to the Series D Preferred Stock capital account. If at any time the Corporation shall have credited to the Series D Preferred Stock capital account less than the full amount required by the preceding clauses (1) through (3), then (x) if at any time thereafter the Corporation has surplus in its capital account, the Corporation immediately shall transfer surplus to the Series D Preferred Stock capital account to the extent available and necessary to satisfy the requirements of the preceding clauses (1) through (3), (y) notwithstanding the particular shares of Series D Preferred Stock in respect of which an amount in excess of $1,000 per share of Series D Preferred Stock shall have been transferred to the Series D Preferred Stock capital account, any amount in excess of $1,000 for each outstanding share of Series D Preferred Stock shall be treated as Series D Preferred Stock capital pro rata for all outstanding shares of Series D Preferred Stock and (z) upon any conversion of a share of Series D Preferred Stock, an amount equal to $0.001 per share of Common Stock issued upon such conversion shall be credited to the Common Stock capital account and the balance in the Series D Preferred Stock capital account in respect of such converted share of Series D Preferred Stock shall be retained in the Series D Preferred Stock capital account, to the extent required under the preceding clauses (1) through (3). Nothing in this Section 3 shall require the Corporation in a balance sheet prepared in accordance with Generally Accepted Accounting Principles to reflect more than $1,000 per share in Series D Preferred Stock capital for purposes of such balance sheet, if such presentation would not be in accordance with Generally Accepted Accounting Principles, so long as the notes to any such balance sheet make adequate disclosure of the requirements of this Section 3 and the capital accounts of the Corporation for purposes of the General Corporation Law of the State of Delaware.

            4. RANK. The shares of Series D Preferred Stock shall rank junior to the Series C Preferred Stock of the Corporation, but senior to the Series A Preferred Stock and the Common Stock of the Corporation, and senior to any shares of any other series of Preferred Stock or any shares of any other class of preferred stock of the Corporation, now issued or hereafter issued (unless otherwise consented to in writing by the Majority Holders in advance of the issuance thereof), as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

            5. DIVIDENDS AND DISTRIBUTIONS.

                  (a) The holders of shares of Series D Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $55 per annum per share, and no more (except as otherwise provided herein), which shall be fully cumulative, shall accrue without interest (except as otherwise provided herein as to dividends in arrears) from the date of original issuance of each share of Series D Preferred Stock and shall be payable quarterly on each Dividend Payment Date of each year commencing February 1, 1999 (except that if any such date is not a Business Day, then such dividend shall be payable on the next succeeding day that is a Business Day) to holders of record as they appear on the stock books of the Corporation on such record dates, not more than ten nor less than five days preceding the payment dates for such dividends, as shall be fixed by the Board. Notwithstanding any other provision hereof, the rate of dividends on the shares of Series D Preferred Stock shall be subject to increase in accordance with Section 10(b)(4).

            Dividends on the Series D Preferred Stock shall be paid in cash or, subject to the limitations in Section 5(b), shares of Common Stock or any combination of cash and shares of Common Stock, at the option of the Corporation as hereinafter provided. The amount of the dividends payable per share of Series D Preferred Stock for each quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends not paid on a Dividend Payment Date, whether or not such dividends have been declared, will bear Arrearage Interest until paid. No dividends or other distributions, other than dividends payable solely in shares of any Junior Dividend Stock, shall be paid or set apart for payment on any shares of Junior Dividend Stock, and no purchase, redemption, or other acquisition shall be made by the Corporation of any shares of Junior Dividend Stock unless and until all accrued and unpaid dividends on the Series D Preferred Stock and Arrearage Interest on dividends in arrears at the rate specified herein shall have been paid or declared and set apart for payment.

            If at any time any dividend on any Senior Dividend Stock shall be in default, in whole or in part, no dividend shall be paid or declared and set apart for payment on the Series D Preferred Stock unless and until all accrued and unpaid dividends with respect to the Senior Dividend Stock, including the full dividends for the then current dividend period, shall have been paid or declared and set apart for payment, without interest. No full dividends shall be paid or declared and set apart for payment on any Parity Dividend Stock for any period unless all accrued but unpaid dividends (and Arrearage Interest on dividends in arrears) have been, or contemporaneously are, paid or declared and set apart for such payment on the Series D Preferred Stock. No full dividends shall be paid or declared and set apart for payment on the Series D Preferred Stock for any period unless all accrued but unpaid dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Parity Dividend Stock for all dividend periods terminating on or prior to the date of payment of such full dividends. When dividends are not paid in full upon the Series D Preferred Stock and the Parity Dividend Stock, all dividends paid or declared and set apart for payment upon shares of Series D Preferred Stock (and Arrearage Interest on dividends in arrears) and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata, so that the amount of dividends paid or declared and set apart for payment per share on the Series D Preferred Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series D Preferred Stock and the Parity Dividend Stock bear to each other.

            Any references to "distribution" contained in this Section 5 shall not be deemed to include any stock dividend or distributions made in connection with any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

                  (b) If the Corporation elects in the exercise of its sole discretion to issue shares of Common Stock in payment of dividends on the Series D Preferred Stock with respect to any Dividend Payment Date, the Corporation shall (1) give notice to the holders of the Series D Preferred Stock at least 14 days prior to the applicable Dividend Payment Date of the Corporation's election to exercise such right and (2) deliver, or cause to be delivered, by the third Trading Day after such Dividend Payment Date to each holder of such shares the number of whole shares of Common Stock arrived at by dividing the per share Conversion Price (determined as if the applicable Dividend Payment Date were a Conversion Date) of such shares of Common Stock into the total amount of cash dividends such holder would be entitled to receive if the aggregate dividends on the Series D Preferred Stock held by such holder which are being paid in shares of Common Stock were being paid in cash; provided, however, that if shares of Common Stock for such dividend are not delivered to holders of Series D Preferred Stock on or prior to the third Trading Day after a Dividend Payment Date, then the Corporation shall not be entitled to pay such dividend in shares of Common Stock and such dividend, together with Arrearage Interest from the applicable Dividend Payment Date, shall be payable solely in cash. No fractional shares of Common Stock shall be issued in payment of dividends. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the Trading Price of the Common Stock for the 12 consecutive Trading Days ending on and including the Trading Day immediately preceding such Dividend Payment Date times (y) the fraction of a share of Common Stock which would otherwise be issuable by the Corporation. The Corporation shall not exercise its right to issue shares of Common Stock in payment of dividends on Series D Preferred Stock if:

                  (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, together with the number of shares of Common Stock held in the Corporation's treasury, is insufficient to pay the portion of such dividends to be paid in shares of Common Stock;

                  (2) the issuance or delivery of shares of Common Stock as a dividend payment would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained;

                  (3) the shares of Common Stock to be issued as a dividend payment have not been authorized for listing, upon official notice of issuance, on any securities exchange or market on which the Common Stock is then listed; or have not been approved for quotation if the Common Stock is traded in the over-the-counter market;

                  (4) the Conversion Price (determined as if the applicable Dividend Payment Date were a Conversion Date) is less than the par value of one share of Common Stock;

                  (5) the shares of Common Stock to be issued as a dividend (A) cannot be sold or transferred without restriction by holders of shares of Series D Preferred Stock who receive such shares of Common Stock as a dividend payment and who are not Affiliates of the Corporation or (B) are no longer listed on the NYSE, the AMEX or the Nasdaq;

                  (6) the issuance of shares of Common Stock in payment of dividends on Series D Preferred Stock held by any holder of shares of Series D Preferred Stock would result in such holder (including all Aggregated Persons of such holder) beneficially owning more than 4.9% of the Common Stock, determined as provided in the proviso to the second sentence of Section 9(a)(1) or would result in the issuance to such holder (including all Aggregated Persons of such holder) of an aggregate number of shares of Common Stock upon conversion of shares of Series D Preferred Stock or in payment of dividends on shares of Series D Preferred Stock in excess of the 4.9% limitation provided in Section 9(a)(2);

                  (7) an Optional Redemption Event shall have occurred and on the applicable Dividend Payment Date any holder of shares of Series D Preferred Stock shall be entitled to exercise optional redemption rights under Section 10 hereof by reason of such Optional Redemption Event or shall have exercised such optional redemption rights and the Corporation shall not have paid the applicable Optional Redemption Price.

            Shares of Common Stock issued in payment of dividends on Series D Preferred Stock pursuant to this Section shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock of the Corporation; the issuance and delivery thereof is hereby authorized; and the dispatch in full thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable Dividend Payment Date.

                  (c) Neither the Corporation nor any subsidiary of the Corporation shall (1) make any Tender Offer for outstanding shares of Common Stock, unless the Corporation contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any Person other than the Corporation or any subsidiary of the Corporation, unless such Person agrees with the Corporation to make an offer, in either such case to each holder of outstanding shares of Series D Preferred Stock to purchase for cash at the time of purchase in such Tender Offer the same percentage of shares of Series D Preferred Stock held by such holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer at a price per share of Series D Preferred Stock equal to the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000 plus
(2) an amount equal to the accrued but unpaid dividends on such share of Series D Preferred Stock and any Arrearage Interest on dividends thereon in arrears to the date of purchase pursuant to this Section 5(c) by (b) 0.9 and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, but for the purchase pursuant to such Tender Offer, be issuable on conversion in accordance with Section 9(a) of one share of Series D Preferred Stock if a Conversion Notice were given by the holder of such share of Series D Preferred Stock on the date of purchase pursuant to such Tender Offer (determined without regard to any limitation on beneficial ownership contained in the second sentence of Section 9(a)(1) or in Section 9(a)(2) times (y) the price per share of Common Stock offered in such Tender Offer.

            6. LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series D Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount per share of Series D Preferred Stock equal to the Liquidation Preference, and no more, before any payment shall be made or any assets distributed to the holders of Junior Liquidation Stock; provided, however, that such rights shall accrue to the holders of Series D Preferred Stock only in the event that the Corporation's payments with respect to the liquidation preference of the holders of Senior Liquidation Stock are fully met. After the liquidation preferences of the Senior Liquidation Stock are fully met, the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series D Preferred Stock and any Parity Liquidation Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation price of the shares of the Series D Preferred Stock and the Parity Liquidation Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities, or other property in and of itself will be considered a liquidation, dissolution, or winding up of the Corporation.

            7. NO SINKING FUND. The shares of Series D Preferred Stock shall not be entitled to the benefits of any sinking fund for the redemption or repurchase of shares of Series D Preferred Stock.

            8. REDEMPTION AT OPTION OF CORPORATION.

                  (a) Optional Redemption.

                  (1) So long as (x) the Corporation shall be in compliance in all material respects with its obligations to the holders of the Series D Preferred Stock (including, without limitation, its obligations under the Exchange Agreement and this Certificate of Designation) and (y) on the date the Corporation gives the Redemption Notice and on the Redemption Date, the Corporation has Cash and Cash Equivalent Balances (excluding investment securities) which are sufficient, after taking into account the Corporation's cash requirements during the period from the date the Redemption Notice is given to the Redemption Date, to pay the Redemption Price of the shares of Series D Preferred Stock to be redeemed, the Corporation shall have the right to redeem all or any part of the outstanding shares of Series D Preferred Stock pursuant to this Section 8(a) at the Redemption Price. In order to exercise it right of redemption under this Section 8(a), the Corporation shall give a Redemption Notice to the holders of shares of Series D Preferred Stock not less than 20 or more than 30 days prior to the Redemption Date.

                  (2) On the Redemption Date (or such later date as a holder of shares of Series D Preferred Stock shall surrender to the Corporation the certificate(s) for the shares of Series D Preferred Stock redeemed), the Corporation shall pay to or upon the order of each holder of shares of Series D Preferred Stock by wire transfer of immediately available funds to such account as shall be specified for such purpose by such holder in an amount equal to the Redemption Price of all of such holder's shares of Series D Preferred Stock to be redeemed. A holder of shares of Series D Preferred Stock which are redeemed pursuant to this Section 8(a) shall not be entitled to payment of the Redemption Price of such shares of Series D Preferred Stock until such holder shall have surrendered the certificate(s) for such shares of Series D Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with Section 14(b). If the Corporation shall fail to pay the Redemption Price of any shares of Series D Preferred Stock in full when due, then the amount thereof shall bear interest to the extent not prohibited by applicable law at the rate of 12% per annum from the due date thereof until paid in full.

                  (3) Notwithstanding the giving of a Redemption Notice, each holder of shares of Series D Preferred Stock shall be entitled to convert in accordance with Section 9 any shares of Series D Preferred Stock which are to be redeemed at any time prior to (1) the

Redemption Date or (2) if the Corporation fails to pay the Redemption Price in full to such holder on the Redemption Date, the date on which the Corporation pays the Redemption Price in full to such holder for all shares of Series D Preferred Stock to be redeemed from such holder.

                  (4) Any redemption of shares of Series D Preferred Stock pursuant to this Section 8(a) shall be made as nearly as practical pro rata from all holders of shares of Series D Preferred Stock outstanding, subject to reduction of the shares of Series D Preferred Stock to be redeemed from any holder by reason of conversions of shares of Series D Preferred Stock of such holder between the date the Redemption Notice is given and the Redemption Date.

                  (5) Upon receipt by the Corporation from a holder of shares of Series D Preferred Stock of certificates for shares of Series D Preferred Stock evidencing a greater number of shares of Series D Preferred Stock than the number of shares of Series D Preferred Stock to be redeemed in accordance with this Section 8(a), the Corporation shall, within three Trading Days after such surrender, issue and deliver to or upon the order of such holder a new certificate for the balance of shares of Series D Preferred Stock, if any.

                  (b) No Other Redemption at the Option of the Corporation. Except as otherwise specifically provided in Section 8(a), the Corporation shall not have any right to redeem any shares of Series D Preferred Stock at the option of the Corporation.

            9. CONVERSION.

                  (a) Conversion at Option of Holder.

                  (1) Conversion Right. The holders of the Series D Preferred Stock may convert at any time all or from time to time any part of their outstanding shares of Series D Preferred Stock into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided. Commencing on the Issuance Date, and at any time thereafter, each share of Series D Preferred Stock may be converted at the office of the Corporation or at such additional office or offices, if any, as the Board of Directors may designate, into such number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) determined by dividing (x) the sum of (i) $1,000 plus (ii) an amount equal to the accrued but unpaid dividends on the share of Series D Preferred Stock being converted and any Arrearage Interest on dividends thereon in arrears to the applicable Conversion Date by (y) the Conversion Price on the applicable Conversion Date; provided, however, that in no event shall any holder of shares of Series D Preferred Stock be entitled to convert any shares of Series D Preferred Stock in excess of that number of shares of Series D Preferred Stock upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder (including shares of Common Stock beneficially owned by all Aggregated Persons of such holder) (other than shares of Common Stock deemed beneficially owned by such holder or any Aggregated Person of such holder through the ownership of (x) unconverted shares of Series D Preferred Stock and (y) the unconverted or unexercised portion of any instrument which contains limitations similar to those set forth in this sentence) and (2) the number of shares of Common Stock issuable upon the conversion of the number of shares of Series D Preferred Stock with respect to which the determination in this proviso is being made, would result in beneficial ownership by such holder and all Aggregated Persons of such holder of more than 4.9% of the outstanding shares of Common Stock.

                  (2) Certain Limitations on Conversion Rights. Notwithstanding any other provision of this Certificate of Designation, in no event shall any holder of shares of Series D Preferred Stock be entitled on any date to convert a number of shares of Series D Preferred Stock in excess of that number of shares of Series D Preferred Stock upon conversion of which such holder and any Aggregated Person of such holder would have acquired, through conversion of shares of Series D Preferred Stock or otherwise, a number of shares of Common Stock in excess of the Converted Restriction Amount during the 30-day period ending on and including the date of the determination being made pursuant to this Section 9(a)(2) (other than shares of Common Stock deemed beneficially owned by such holder or any Aggregated Person of such holder through the ownership of (x) unconverted shares of Series D Preferred Stock and (y) the unconverted or unexercised portion of any instrument which contains limitations similar to those set forth in this sentence).

                  (3) Beneficial Ownership. For purposes of the proviso to the second sentence of Section 9(a)(1) and for purposes of Section 9(a)(2), (x) beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Regulation 13D-G thereunder, except as otherwise provided in clause
(1) of the proviso to the second sentence of Section 9(a)(1) or as provided in
Section 9(a)(2) and (y) the Corporation shall be entitled to rely, and shall be fully protected in relying, on any statement or representation made by a holder of shares of Series D Preferred Stock to the Corporation in connection with a particular conversion, without any obligation on the part of the Corporation to make any inquiry or investigation or to examine its records or the records of any transfer agent for the Common Stock and without any liability of the Corporation with respect thereto.

                  (b) Other Provisions.

                  (1) The holders of shares of Series D Preferred Stock at the close of business on the record date for any dividend payment to holders of Series D Preferred Stock shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date notwithstanding the conversion thereof after the record date for such dividend payment date or the Corporation's default in payment of the dividend due on such dividend payment date; provided, however, that the holder of shares of Series D Preferred Stock converted during the period between the close of business on any record date for a dividend payment and the opening of business on the corresponding dividend payment date must pay to the Corporation, within five days after receipt by such holder, an amount equal to the dividend payable on such shares on such dividend payment date if such dividend is paid by the Corporation to such holder. A holder of shares of Series D Preferred Stock on a record date for a dividend payment who (or whose transferee) converts any of such shares into shares of Common Stock on or after such dividend payment date will receive the dividend payable by the Corporation on such shares of Series D Preferred Stock on such dividend payment date, and the converting holder need not make any payment of the amount of such dividend in connection with such conversion of shares of Series D Preferred Stock. Except as provided above, no adjustment shall be made in respect of cash dividends on Common Stock or Series D Preferred Stock that may be accrued and unpaid at the date of conversion of shares of Series D Preferred Stock.

                  (2) The right of the holders of Series D Preferred Stock to convert their shares shall be exercised by delivering (which may be made by telephone line facsimile transmission, which shall be conclusively deemed for all purposes of this Certificate of Designation to have been given on the date sent if the sender shall have received electronic confirmation of the receipt by the Conversion Agent of such facsimile transmission) to the Conversion Agent a Conversion Notice at the address or telephone line facsimile number provided in the form of Conversion Notice set forth in Section 13(a) (or such other address or facsimile number of the Conversion Agent as shall be provided by the Corporation by notice to the holders of the shares of Series D Preferred Stock), with a copy to the Corporation at its address or telephone line facsimile number provided in or pursuant to Section 14 (a); provided, however, that any failure or delay in giving a copy of a Conversion Notice to the Corporation shall not affect the validity of or Conversion Date for such Conversion Notice. The number of shares of Common Stock to be issued upon each conversion of shares of Series D Preferred Stock shall be the number set forth in the applicable Conversion Notice, which number shall be conclusive absent manifest error. The Corporation shall notify a holder who has given a Conversion Notice of any claim of manifest error within three Trading Days after such holder gives such Conversion Notice, and no such claim of error shall limit or delay performance of the Corporation's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Corporation notifies a holder of shares of Series D Preferred Stock being converted within three Trading Days after a Conversion Notice has been given (which notice shall specify all defects in such Conversion Notice), and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the converting holder agrees to correct all such defects promptly.

                  (3) If a holder of Series D Preferred Stock elects to convert any shares of Series D Preferred Stock in accordance with Section 9(a), such holder shall not be required to surrender the certificate(s) representing such shares of Series D Preferred Stock physically to the Corporation unless all of the shares of Series D Preferred Stock represented thereby are so converted. Each holder of shares of Series D Preferred Stock and the Corporation shall maintain records showing the number of shares so converted and the dates of such conversions or shall use such other method, satisfactory to such holder and the Corporation, so as to not require physical surrender of such certificates upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any shares of Series D Preferred Stock evidenced by a particular certificate therefor are converted as aforesaid, the holder of Series D Preferred Stock may not transfer the certificate(s) representing such shares of Series D Preferred Stock unless such holder first physically surrenders such certificate(s) to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such holder of shares of Series D Preferred Stock new certificate(s) of like tenor, registered as such holder of shares of Series D Preferred Stock (upon payment by such holder of shares of Series D

Preferred Stock of any applicable transfer taxes) may request, representing in the aggregate the remaining number of shares of Series D Preferred Stock represented by such certificate(s). Each holder of shares of Series D Preferred Stock, by acceptance of a certificate for such shares, acknowledges and agrees that (1) by reason of the provisions of this paragraph, following conversion of any shares of Series D Preferred Stock represented by such certificate, the number of shares of Series D Preferred Stock represented by such certificate may be less than the number of shares stated on such certificate and (2) the Corporation may place one or more legends on the certificates for shares of Series D Preferred Stock which refers to or describes the provisions of this paragraph. The Corporation may by notice to any holder of shares of Series D Preferred Stock require such holder to surrender the certificate(s) for such holder's shares of Series D Preferred Stock in exchange for issuance by the Corporation of one or more new certificates for the number of shares evidenced by the certificate(s) so surrendered.

                  (4) The Corporation shall pay any transfer tax arising in connection with any conversion of shares of Series D Preferred Stock except that the Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series D Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. A holder of shares of Series D Preferred Stock who converts such shares shall be responsible for the amount of any withholding tax payable in connection with such conversion.

                  (5) (A) The Corporation shall duly reserve and at all times prior to the Stockholder Approval will continue to reserve 6,285,000 shares of its authorized and unissued Common Stock, free from preemptive rights, for issuance upon conversion of the shares of Series D Preferred Stock (subject to reduction from time to time for shares of Common Stock issued upon conversion of shares of Series D Preferred Stock). From and after the date of the Stockholder Approval, the Corporation will duly reserve, free from preemptive rights, for issuance upon conversion of the shares of Series D Preferred Stock a number of shares of its authorized and issued Common Stock equal to 175% of the number of shares of Common Stock which would be issuable on conversion of all authorized shares of Series D Preferred Stock on the Issuance Date if all of such shares of Series D Preferred Stock were outstanding on such date (determined without regard to the limitations on conversion continued in Section 9(a)), subject to reduction from time to time for shares of Common Stock issued upon conversion of shares of Series D Preferred Stock. The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) equal to the number of shares of Common Stock (or such common stock) issuable upon conversion of the Series D Preferred Stock outstanding, determined without regard to any limitation on beneficial ownership contained in Section 9(a), are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of the next succeeding paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series D Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series D Preferred Stock on the new basis. If at any time the number of authorized but unissued shares of Common Stock shall be insufficient to permit the Corporation to reserve such number of shares of Common Stock, the Corporation promptly shall seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient to meet such requirement.

                  (B) The Initial Reserve Amount shall be allocated among the shares of Series D Preferred Stock at the time of initial issuance thereof pro rata based on the total number of authorized shares of Series D Preferred Stock provided in Section 2. Each certificate for shares of Series D Preferred Stock initially issued shall bear a notation as to the number of shares constituting the portion of the Initial Reserve Amount allocated to the shares of Series D Preferred Stock represented by such certificate for purposes of conversion thereof. Upon surrender of any certificate for shares of Series D Preferred Stock for transfer or re-registration thereof (or, at the option of the holder of such certificate, for conversion pursuant to Section 9(a) of less than all of the shares of Series D Preferred Stock represented thereby), the Corporation shall make a notation on the new certificate issued upon such transfer or re-registration or evidencing such unconverted shares, as the case may be, as to the number of shares of Common Stock from the Initial Reserve Amount remaining available for conversion of the shares of Series D Preferred Stock evidenced by such new certificate. If any certificate for shares of Series D Preferred Stock is surrendered for division into two or more certificates representing an aggregate number of shares of Series D Preferred Stock equal to the number of shares of Series D Preferred Stock represented by the certificate so surrendered (as reduced by any contemporaneous conversion of shares of Series D Preferred Stock represented by the certificate so surrendered), each certificate issued on such division shall bear a notation of the portion of the Initial Reserve Amount allocated thereto determined by pro rata allocation of the remaining portion of the Initial Reserve Amount allocated to the certificate so surrendered. If any shares of Series D Preferred Stock represented by a single certificate are converted in full pursuant to Section 9, all of the portion of the Initial Reserve Amount allocated to such shares of Series D Preferred Stock which remains unissued after such conversion shall be re-allocated pro rata to the outstanding shares of Series D Preferred Stock held of record by the holder of record at the close of business on the date of such conversion of the shares of Series D Preferred Stock so converted, and if there shall be no other shares of Series D Preferred Stock held of record by such holder at the close of business on such date, then such portion of the Initial Reserve Amount shall be allocated pro rata among the shares of Series D Preferred Stock outstanding at the close of business on such date. The provisions of this Section 9(b)(5)(B) shall be inapplicable after the Stockholder Approval is obtained. If shares of Series D Preferred Stock are not issued to MMC/GATX in accordance with Section 2, the shares from the Initial Reserve Amount which were available for allocation to such shares of Series D Preferred Stock shall be allocated to the issued shares of Series D Preferred Stock pro rata based on the amounts thereof initially issued.

                  (6) (A) In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly-owned subsidiary of the Corporation) in which the Corporation is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series D Preferred Stock then outstanding shall have the right thereafter to convert such shares of Series D Preferred Stock into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of shares of Common Stock into which such shares of Series D Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer, or share exchange and on a basis which preserves the economic benefits of the conversion rights of the holders of shares of Series D Preferred Stock on a basis as nearly as practical as such rights exist hereunder prior thereto. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive securities, cash, or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series D Preferred Stock the right to elect prior to the completion of such transaction the securities, cash, or other assets into which the Series D Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). Notwithstanding the forgoing, in connection with any such merger, consolidation, sale, transfer or exchange, the Corporation shall have the right, in lieu of making provision for preservation of economic benefits of the conversion rights of the holders of shares of Series D Preferred Stock, to redeem all outstanding shares of Series D Preferred Stock immediately after completion of such transaction at a redemption price per share of Series D Preferred Stock in cash equal to the Business Combination Redemption Price. Such right of redemption shall be exercised by notice from the Corporation to the holders of shares of Series D Preferred Stock stating that the Corporation is exercising its redemption right under this Section 9(b)(5), which notice shall be given at least 20 days and not more than 30 days prior to completion of such transaction and shall specify that such redemption shall occur on the Business Day immediately following the date of completion of such transaction. On the date specified in such notice (or such later date as a holder of shares of Series D Preferred Stock surrenders such holder's certificates for shares of Series D Preferred Stock redeemed) the Corporation shall make payment in immediately available funds of the applicable Business Combination Redemption Price to each holder of shares of Series D Preferred Stock to be redeemed to such account as specified by such holder in writing to the Corporation at least one Business Day prior to such payment of the Business Combination Redemption Price. A holder of shares of Series D Preferred Stock which are redeemed pursuant to this Section 9(b)(5) shall not be entitled to payment of the Business Combination Redemption Price of such shares of Series D Preferred Stock until such holder shall have surrendered the certificate(s) for such shares of Series D Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with
Section 13(b). If the Corporation shall fail to pay the Business Combination Redemption Price of any shares of Series

D Preferred Stock in full when due, then the amount thereof shall bear interest to the extent not prohibited by applicable law at the rate of 12% per annum from the due date thereof until paid in full. Notwithstanding the giving of a notice of redemption pursuant to this Section 9(b)(6), each holder of shares of Series D Preferred Stock shall be entitled to convert in accordance with this Section 9 any shares of Series D Preferred Stock which are to be redeemed at any time prior to (1) the redemption date specified in the notice of redemption or (2) if the Corporation fails to pay the Business Combination Redemption Price in full to such holder when due, the date on which the Corporation pays the Business Combination Redemption Price in full to such holder for all shares of Series D Preferred Stock to be redeemed from such holder. The Corporation shall not effect any such transaction unless it shall have complied with the provisions of this paragraph. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

                  (B) Whenever the Corporation shall propose to take any of the actions specified in this Section 9(b)(6), the Corporation shall cause a notice to be mailed, at least 20 days prior to the date on which the books of the Corporation will close or on which the security holders entitled to participate in such transaction will be determined, to the holders of record of the outstanding Series D Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.

                  (7) Upon receipt by the Conversion Agent from a holder of shares of Series D Preferred Stock of a Conversion Notice, the Corporation shall issue and deliver or cause to be issued and delivered to or upon the order of such holder certificates for the Common Stock issuable upon such conversion by the close of business on the third Trading Day after such Conversion Notice is received, and as of the close of business on the date of such receipt such holder (or such holder's assignee) shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares of Series D Preferred Stock so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash, or other assets, as herein provided, on such conversion. If a holder of Series D Preferred Stock shall have given a Conversion Notice in accordance with the terms of this Certificate of Designation, the Corporation's obligation to issue and deliver the certificates for Common Stock issuable upon such conversion shall be absolute and unconditional, irrespective of any action or inaction by the converting holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Corporation to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other Person of any obligation to the Corporation, or any violation or alleged violation of law by such holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such holder in connection with such conversion; provided, however, that nothing herein shall limit or prejudice the right of the Corporation to pursue any such claim in any other manner permitted by applicable law.

            The occurrence of an event which requires an equitable adjustment of the Trading Price as contemplated by the definition thereof in Section 1 shall in no way restrict or delay the right of any holder of shares of Series D Preferred Stock to receive shares of Common Stock upon conversion of shares of Series D Preferred Stock, and the Corporation shall use its best efforts to implement each such adjustment on terms reasonably acceptable to the Majority Holders within two Trading Days after such occurrence.

            If the Corporation fails to issue and deliver the certificates for the Common Stock to the holder converting shares of Series D Preferred Stock as and when required to do so, in addition to any other liabilities the Corporation may have hereunder and under applicable law (1) the Corporation shall pay or reimburse such holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by such holder as a result of such failure, (2) the Conversion Price applicable to such conversion shall be reduced by one-tenth of a percentage point from the Conversion Price otherwise applicable to such conversion for each Trading Day during the period from the date the Corporation was required to deliver such shares of Common Stock to the date the Corporation so delivers such shares of Common Stock; provided, however, that in no event shall any such reduction be made for any Trading Day in such period which is after the date which is 120 days after the date the Corporation was required to deliver such shares of Common Stock in connection with such conversion, and (3) such holder may by written notice or oral notice (promptly confirmed in writing) given at any time prior to delivery to such holder of the certificates for the shares of Common Stock issuable upon such conversion of shares of Series D Preferred Stock, rescind such conversion, whereupon such holder shall have the right to convert such shares of Series D Preferred Stock thereafter in accordance herewith; provided, however, that the Corporation shall not be liable to any holder of shares of Series D Preferred Stock under the preceding clause (1) or clause (2) to the extent the failure of the Corporation to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Corporation (it being understood that the action or failure to act of the Conversion Agent shall not be deemed an event outside the control of the Corporation except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, the bankruptcy, liquidation or reorganization of the Conversion Agent under any bankruptcy, insolvency or other similar law or any similar event outside the control of the Conversion Agent). A holder of shares of Series D Preferred Stock who has given a Conversion Notice shall notify the Corporation in writing (or by telephone conversation, confirmed in writing) as promptly as practicable after becoming aware that shares of Common Stock issued upon such conversion have not been received as provided in this Section 9(b)(7).

                  (8) No fractional shares of Common Stock shall be issued upon conversion of Series D Preferred Stock but, in lieu of any fraction of a share of Common Stock and the related right which would otherwise be issuable in respect of the aggregate number of shares of Series D Preferred Stock surrendered for conversion at one time by the same holder, the Corporation shall pay in cash to such holder at the time of issuance of shares of Common Stock in connection with such conversion an amount equal to the product of (i) the arithmetic average of the Market Price of a share of Common Stock on the three consecutive Trading Days ending on the Trading Day immediately preceding the Conversion Date times
(ii) such fraction of a share of Common Stock

            10. REDEMPTION UPON AN OPTIONAL REDEMPTION EVENT.

                  (a) Redemption Right Upon Optional Redemption Event. If an Optional Redemption Event occurs, then each holder of shares of Series D Preferred Stock shall have the right, at such holder's option, to require the Corporation to redeem all of such holder's shares of Series D Preferred Stock, or any portion thereof, on the date that is three Business Days after the date of the Holder Notice given with respect to such Optional Redemption Event. Each holder of shares of Series D Preferred Stock shall have the right to require the Corporation to redeem all or any such portion of such holder's shares of Series D Preferred Stock if an Optional Redemption Event occurs at any time while any of such holder's shares of Series D Preferred Stock are outstanding at a price per share of Series D Preferred Stock equal to the Optional Redemption Price.

                  (b) Notices; Method of Exercising Optional Redemption Rights, Etc.

                  (1) On or before the fifth Business Day after the occurrence of an Optional Redemption Event, the Corporation shall give to each holder of outstanding shares of Series D Preferred Stock a Corporation Notice of the occurrence of such Optional Redemption Event and of the redemption right set forth herein arising as a result thereof. The Corporation Notice shall set forth:

                  (A) the date by which the optional redemption right must be exercised, which date shall be at least 30 days after the date such Corporation Notice is given, and

                  (B) a description of the procedure (set forth below) which each such holder must follow to exercise such holder's optional redemption right.

            No failure of the Corporation to give a Corporation Notice or defect therein shall limit the right of any holder of shares of Series D Preferred Stock to exercise the optional redemption right or affect the validity of the proceedings for the redemption of such holder's shares of Series D Preferred Stock.

                  (2) To exercise its optional redemption right, each holder of outstanding shares of Series D Preferred Stock shall deliver to the Corporation on or before the thirtieth day after a Corporation Notice is given to such holder (or if no Corporation Notice has been given to such holder, within forty days after such holder first learns of the Optional Redemption Event) a Holder Notice to the Corporation setting forth the name of such holder and the number of such holder's shares of Series D Preferred Stock to be redeemed. A Holder Notice may be revoked by such holder giving such Holder Notice by giving notice of such revocation to the Corporation at any time prior to the time the Corporation pays the Optional Redemption Price to such holder.

                  (3) If a holder of shares of Series D Preferred Stock shall have given a Holder Notice, on the date which is three Business Days after the date such Holder Notice is given (or such later date as such holder surrenders such holder's certificates for the shares of Series D Preferred Stock redeemed) the Corporation shall make payment in immediately available funds of the applicable Optional Redemption Price to such account as specified by such holder in writing to the Corporation at least one Business Day prior to the applicable redemption date. A holder of shares of Series D Preferred Stock which are redeemed pursuant to this Section shall not be entitled to payment of the Optional Redemption Price of such shares of Series D Preferred Stock until such holder shall have surrendered the certificate(s) for such shares of Series D Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with Section 14(b).

                  (4) Notwithstanding any other provision of this Certificate of Designation, if an Optional Redemption Event occurs by reason of the occurrence of an event described in clause (1), (2) or (3) of the definition of the term Optional Redemption Event, and such occurrence is by reason of events which are not solely within the control of the Corporation, the Corporation shall have the right to give a Control Notice to the holders of shares of Series D Preferred Stock at any time after such Optional Redemption Event occurs and prior to the earlier of (1) the date on which all holders of shares of Series D Preferred Stock who had the right (other than as limited by this Section 10(b)(4)) to require redemption of any shares of Series D Preferred Stock by reason of the occurrence of such Optional Redemption Event no longer have such right and (2) the applicable Optional Redemption Date by reason of the earliest Holder Notice given by any holder of shares of Series D Preferred Stock by reason of such Optional Redemption Event. If the Corporation timely gives such Control Notice and an Adjustment Notice (which may be combined in a single notice) to the holders of shares of Series D Preferred Stock, then in lieu of payment of the Optional Redemption Price by reason of any such Optional Redemption Event and commencing on the first date on which such Optional Redemption Event occurs the following adjustments shall take effect:

                  (A) In the case of an Optional Redemption Event described in clause (1) of the definition of the term Optional Redemption Event, for a period of 180 days after the occurrence of such Optional Redemption Event (i) the Conversion Price will be 80% of the amount which the Conversion Price would otherwise be and (ii) the cumulative dividend shall accrue on each share of the Series D Preferred Stock at the rate of $180 per annum.

                  (B) In the case of an Optional Redemption Event described in clause (2) of the definition of the term Optional Redemption Event, for so long as such Optional Redemption Event continues (i) the Conversion Price will be 80% of the amount which the Conversion Price would otherwise be and (ii) the cumulative dividend shall accrue on each share of Series D Preferred Stock at the rate of $180 per annum.

                  (C) In the case of an Optional Redemption Event described in clause (3) of the definition of the term Optional Redemption Event, for so long as any shares of Preferred Stock are outstanding (i) the Conversion Price will be 70% of the amount which the

Conversion Price would otherwise be and (ii) the cumulative dividend shall accrue on each share of Series D Preferred Stock at the rate of $300 per annum.

            For purposes of this Section 10(b)(4), an Optional Redemption Event described in clause (1), (2) or (3) of the definition of the term Optional Redemption Event shall be deemed to have occurred by reason of events which are not solely within the control of the Corporation if a requirement of the Corporation to redeem, or a right of any holder of shares of Series D Preferred Stock to require redemption of, shares of Series D Preferred Stock by reason thereof would result in the Corporation being required to classify the Series D Preferred Stock as redeemable preferred stock on a balance sheet of the Corporation prepared in accordance with Generally Accepted Accounting Principles, and, in the case of an Optional Redemption Event described in clause
(3) of the definition of the term Optional Redemption Event, the Board or the stockholders of the Corporation do not have the right to approve or disapprove the transactions resulting in such event.

                  (c) Other.

                  (1) If the Corporation fails to pay in full when due the Optional Redemption Price for the number of shares of Series D Preferred Stock specified in a Holder Notice, then the amount thereof shall bear interest to the extent not prohibited by applicable law at the rate of 12% per annum from the due date thereof until paid in full.

                  (2) In connection with a redemption pursuant to this Section 10 of less than all of the shares of Series D Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three Business Days after surrender of such certificate to the Corporation, the Corporation shall issue and deliver to such holder a replacement certificate for the shares of Series D Preferred Stock evidenced by such certificate which have not been redeemed.

                  (3) A Holder Notice given by a holder of shares of Series D Preferred Stock shall be deemed for all purposes to be in proper form unless the Corporation notifies such holder in writing within three Business Days after such Holder Notice has been given (which notice shall specify all defects in the Holder Notice), and any Holder Notice containing any such defect shall nonetheless be effective on the date given if such holder promptly undertakes in writing to correct all such defects. Notwithstanding the absence of any such undertaking from such holder, no such claim of error shall limit or delay performance of the Corporation's obligation to redeem all shares of Series D Preferred Stock not in dispute.

            11. VOTING RIGHTS; CERTAIN RESTRICTIONS.

                  (a) Voting Rights. Except as otherwise required by law or expressly provided herein, shares of Series D Preferred Stock shall not be entitled to vote on any matter.

                  (b) Certificate of Incorporation; Certain Stock. The affirmative vote or written consent of the Majority Holders, voting separately as a class, will be required for (1) any amendment, alteration, or repeal, whether by merger or consolidation or otherwise, of the

Corporation's Certificate of Incorporation if the amendment, alteration, or repeal materially and adversely affects the rights, preferences or privileges of the Series D Preferred Stock, or (2) the creation or issuance of any Senior Dividend Stock or Senior Liquidation Stock; provided, however, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any stock which is both Junior Dividend Stock and Junior Liquidation Stock shall not be deemed to affect materially and adversely such rights, preferences or privileges and any such increase or creation and issuance may be made without any such vote by the holders of Series D Preferred Stock except as otherwise required by law; and provided further, however, that no such amendment, alteration or repeal shall (i) reduce the Optional Redemption Price, Redemption Price or the amount payable to a holder of shares of Series D Preferred Stock pursuant to Section 5(c), (ii) reduce the percentage in, or otherwise change the definition of Majority Holders, (iii) change the method of calculating the Conversion Price in a manner adverse to the holders of shares of Series D Preferred Stock or reduce the number of shares of Common Stock issuable upon any conversion of shares of Series D Preferred Stock or (iv) amend, modify or repeal any provision of this Section 11(b), unless in each such case referred to in the preceding clauses (i) through (iv) such amendment, modification or repeal has been approved by the affirmative vote or written consent of the holders of all outstanding shares of Series D Preferred Stock, voting separately or as a class.

                  (c) Repurchases of Series D Preferred Stock. The Corporation shall not repurchase or otherwise acquire any shares of Series D Preferred Stock (other than pursuant to Section 8(a)) unless the Corporation offers to repurchase or otherwise acquire simultaneously a pro rata portion of each holder's shares of Series D Preferred Stock for cash at the same price per share.

                  (d) Other. So long as any shares of Series D Preferred Stock are outstanding:

                  (1) Limitation on Indebtedness. The Corporation will not itself, and will not permit any subsidiary of the Corporation to, create, assume, incur, in any manner become liable in respect of, including, without limitation, by reason of any business combination transaction, or suffer to exist (all of which are referred to herein as "incurring"), any Indebtedness other than Permitted Indebtedness.

                  (2) Payment of Obligations. The Corporation will pay and discharge, and will cause each subsidiary of the Corporation to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

                  (3) Maintenance of Property; Insurance.

                  (A) The Corporation will keep, and will cause each subsidiary of the Corporation to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (B) The Corporation will maintain, and will cause each subsidiary of the Corporation to maintain, with financially sound and responsible insurance companies, insurance in at least such amounts and against such risks as are usually insured against in the same geographic region by companies of comparable size that are engaged in the same or a similar business, subject to customary deductibles.

                  (4) Conduct of Business and Maintenance of Existence. The Corporation will continue, and will cause each subsidiary of the Corporation to continue, to engage in business of the same general type as conducted by the Corporation and such subsidiaries at the time this Certificate of Designation is filed with the Secretary of State of the State of Delaware, and will preserve, renew and keep in full force and effect, and will cause each subsidiary of the Corporation to preserve, renew and keep in full force and effect, their respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

                  (5) Compliance with Laws. The Corporation will comply, and will cause each subsidiary of the Corporation to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Corporation and its subsidiaries taken as a whole.

                  (6) Investment Company Act. The Corporation will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, or any successor provision.

                  (7) Transactions with Affiliates. The Corporation will not, and will not permit any subsidiary of the Corporation to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or Indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any Affiliate of the Corporation, except, on terms to the Corporation or such subsidiary no less favorable than terms that could be obtained by the Corporation or such subsidiary from a Person that is not an Affiliate of the Corporation, as determined in good faith by the Board of Directors.

            12. OUTSTANDING SHARES. For purposes of this Certificate of Designation, all shares of Series D Preferred Stock shall be deemed outstanding except (i) from the date a Conversion Notice is given by a holder of Series D Preferred Stock, all shares of Series D Preferred Stock converted into Common Stock and (ii) from the date of registration of transfer, all shares of Series D Preferred Stock held of record by the Corporation or any subsidiary or

Affiliate (as defined herein) of the Corporation (other than any original holder of shares of Series D Preferred Stock) and (iii) from the applicable Redemption Date, Optional Redemption Date or date of redemption pursuant to Section 9(b)(6)(A), all shares of Series D Preferred Stock which are redeemed, so long as in each case the Redemption Price, Optional Redemption Price or Business Combination Redemption Price, as the case may be, of such shares of Series D Preferred Stock shall have been paid by the Corporation as and when due hereunder.

            13. FORMS OF NOTICES.

                  (a) Notice of Conversion of Series D Convertible Preferred Stock.

                              NOTICE OF CONVERSION
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF
                          SHAMAN PHARMACEUTICALS, INC.

TO:     BankBoston, N.A.,
           as Conversion Agent
        150 Royall Street
        Canton, Massachusetts 02021
        Attention:  Client Administration
        Facsimile No.:  (781) 575-2549

cc:     Shaman Pharmaceuticals, Inc.
        213 East Grand Avenue
        South San Francisco, California  94080
        Attention:  Chief Financial Officer
        Facsimile No.: (650) 873-8367

            (1) Pursuant to the terms of the Series D Convertible Preferred Stock (the "Preferred Stock"), of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), the undersigned (the "Holder") hereby elects to convert _______________ shares of the Preferred Stock, including accrued and unpaid dividends per share of $________ and Arrearage Interest per share of $________ into shares of Common Stock, $0.001 par value (the "Common Stock"), of the Corporation, at a Conversion Price per share of Common Stock of $________ or such other securities into which the Preferred Stock is currently convertible. Capitalized terms used in this Notice and not otherwise defined herein have the respective meanings provided in the Certificate of Designation of Series D Convertible Preferred Stock.

            (2) The number of shares of Common Stock issuable upon the conversion of the shares of Preferred Stock to which this Notice relates is
__________________________.

            (3) Check (and complete, if applicable) one of the following:

            /__/ (A) Set forth below or on a schedule which accompanies this Notice are the Trading Prices during the Measurement Period applicable to this Notice and an indication of the Trading Price used to determine the Conversion Price set forth above.

                             Date                         Trading Price
                             ----                         -------------
                      1.     __________________________   $____________________

                      2.     __________________________   $____________________

                      3.     __________________________   $____________________

                      4.     __________________________   $____________________

                      5.     __________________________   $____________________

                      6.     __________________________   $____________________

                      7.     __________________________   $____________________

                      8.     __________________________   $____________________

                      9.     __________________________   $____________________

                      10.    __________________________   $____________________

                      11.    __________________________   $____________________

                      12.    __________________________   $____________________


            /__/ (B) The conversion to which this Notice relates is based on the fixed Conversion Price specified in clause (a) of the definition of such term in the Certificate of Designation.

            (4) Please issue certificates for the number of shares of Common Stock or other securities into which such number of shares of Preferred Stock is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


-----------------------------------    -----------------------------------------
      Name                                   Name


-----------------------------------    -----------------------------------------
      Address                                Address


-----------------------------------    -----------------------------------------
      SS or Tax ID Number                    SS or Tax ID Number

            (5) The undersigned hereby represents to the Corporation that the exercise of conversion rights contained in this Notice does not violate the provisions of Section 9(a) of this Certificate of Designation relating to beneficial ownership in excess of 4.9% of the Common Stock.

            (6) If the shares of Common Stock issuable upon conversion of the Preferred Stock have not been registered for resale under the 1933 Act, as amended (the "1933 Act") and are not being offered or sold pursuant to Rule 144 under the 1933 Act (or any successor or replacement rule or provision), the Holder represents and warrants that (i) the shares of Common Stock not so registered are being acquired for the account of the Holder for investment, and not with a view to, or for resale in connection with, the public distribution thereof other than pursuant to registration under the 1933 Act or an exemption from registration under the 1933 Act, and that the Holder has no present intention of distributing or reselling the shares of Common Stock not so registered other than pursuant to registration under the 1933 Act or an exemption from registration under the 1933 Act and (ii) the Holder is an "accredited investor" as defined in Regulation D under the 1933 Act. The Holder further agrees that (A) the shares of Common Stock not so registered shall not be sold or transferred unless (i) they first shall have been registered under the 1933 Act, (ii) the Corporation first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Corporation to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act or (iii) such shares are offered or sold pursuant to Rule 144 under the 1933 Act (or any successor or replacement rule or provision), and (B) until such shares are registered for resale under the 1933 Act, the Corporation may place a legend on the certificate(s) for the shares of Common Stock not so registered to that effect and place a stop-transfer restriction in its records relating to the shares of Common Stock not so registered, all in accordance with the Exchange Agreement by which the Holder is bound.

Date
    ---------------------------     --------------------------------------------
                                    Signature of Holder
                                    (Must be signed exactly as name
                                    appears on the Preferred Stock Certificate.)

                  (b) Form of Redemption Notice.

                                REDEMPTION NOTICE
                 (SECTION 8(a) OF CERTIFICATE OF DESIGNATION OF
                      SERIES D CONVERTIBLE PREFERRED STOCK)

TO:
   --------------------------------
          (Name of Holder)

            (1) Pursuant to the terms of the Series D Convertible Preferred Stock (the "Preferred Stock"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), hereby notifies the above-named holder (the "Holder") that the Corporation is exercising its right to redeem _____________ shares of Preferred Stock held by the Holder in accordance with Section 8(a) of the Certificate of Designation of the Series D Convertible Preferred Stock (the "Certificate of Designation"):

            (2) The Redemption Date is December 30, 1998.

            (3) The Redemption Price per share of Preferred Stock is $_________.

            (4) Upon surrender to the Corporation of the certificate(s) for the shares of Preferred Stock to be redeemed (but in no event earlier than the Redemption Date), the Corporation will make payment of the applicable Redemption Price in accordance with the Certificate of Designation.

            (5) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designation.



                                       SHAMAN PHARMACEUTICALS, INC.



                                       By
                                         ---------------------------------------
                                             Title:

                  (c) Form of Corporation Notice.

                               CORPORATION NOTICE
               (SECTION 10(b)(1) OF CERTIFICATE OF DESIGNATION OF
                      SERIES D CONVERTIBLE PREFERRED STOCK)

TO:
   --------------------------------
          (Name of Holder)

            (1) An Optional Redemption Event described in the Certificate of Designation (the "Certificate of Designation") of Series D Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), occurred on ______________________, ____. As a result of such Optional Redemption Event, the above-named holder (the "Holder") is entitled to exercise its optional redemption rights pursuant to Section 10(b)(2) of the Certificate of Designation.

            (2) The Holder's optional redemption right must be exercised on or before ___________, ______.

            (3) At or before the date set forth in the preceding paragraph (2), the Holder must deliver to the Corporation:

            (a) a Holder Notice, in the form set forth in Section 13(d) of the Certificate of Designation; and

            (b) the certificates for the shares of Preferred Stock to be redeemed, duly endorsed for transfer to the Corporation the shares to be redeemed.

            (4) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designation.


Date                                   SHAMAN PHARMACEUTICALS, INC.
    -------------------------------


                                       By
                                          --------------------------------------
                                                Title:

                  (d) Form of Holder Notice.

                                  HOLDER NOTICE
               (SECTION 10(b)(2) OF CERTIFICATE OF DESIGNATION OF
                      SERIES D CONVERTIBLE PREFERRED STOCK)

TO: SHAMAN PHARMACEUTICALS, INC.

            (1) Pursuant to the terms of the Series D Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), the undersigned hereby elects to exercise its right to require redemption by the Corporation pursuant to Sections 10(a) and 10(b) of the Certificate of Designation of Series D Convertible Preferred Stock (the "Certificate of Designation") of ______ shares of Preferred Stock at an Optional Redemption Price per share in cash equal to the product obtained by multiplying (a) the sum of (i) $1,000 plus (ii) an amount equal to $____ for the accrued but unpaid dividends on each share of Series D Preferred Stock to be redeemed and any Arrearage Interest on dividends thereon in arrears to the date of redemption times (b) 118% .

            (2) The aggregate Optional Redemption Price of all shares of Preferred Stock to be redeemed from the undersigned is $____.

            (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designation.


Date:                                  NAME OF HOLDER:
     ------------------------------




                                       By
                                          --------------------------------------
                                          Signature of Registered Holder
                                          (Must be signed exactly as name
                                          appears on the stock certificate.)

                  (e) Form of Control Notice.

                                 CONTROL NOTICE
               (SECTION 10(b)(4) OF CERTIFICATE OF DESIGNATION OF
                      SERIES D CONVERTIBLE PREFERRED STOCK)

TO:
   --------------------------------
          (Name of Holder)

      (1) Pursuant to the terms of the Series D Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), hereby notifies the above-named holder (the "Holder") that in accordance with the Certificate of Designation of the Series D Convertible Preferred Stock (the "Certificate of Designation") and by reason of events which are not solely within the control of the Corporation, on _____________(fill in date) an Optional Redemption Event subject to Section 10(b)(4) of the Certificate of Designation occurred.

            (2) Attached to this Notice is an Auditors' Determination with respect to the occurrence referred to in paragraph (1).

            (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designation.


Date                                   SHAMAN PHARMACEUTICALS, INC.
    ---------------------------



                                       By
                                         ---------------------------------------
                                              Title:

                  (f) Form of Adjustment Notice.

                                ADJUSTMENT NOTICE
               (SECTIONS 10(b)(4) OF CERTIFICATE OF DESIGNATION OF
                      SERIES D CONVERTIBLE PREFERRED STOCK)

VIA FACSIMILE

TO:
   --------------------------------
          (Name of Holder)

            (1) Pursuant to the terms of the Series D Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), confirms to the above-named holder (the "Holder") of shares of Preferred Stock that on ____________ (fill in date) the Corporation gave the Holder and each other holder of shares of Preferred Stock a Control Notice in accordance with the Certificate of Designation of the Preferred Stock (the "Certificate of Designation"), and hereby notifies the Holder of the adjustments set forth below.

            (2) Effective on _________(fill in date), the Conversion Price of the Preferred Stock is ____% (fill in percentage) of the amount the Conversion Price would otherwise be without regard to adjustments pursuant to Section 10(b)(4) of the Certificate of Designation.

            (3) Effective on _________(fill in date), cumulative dividends shall accrue on each outstanding share of Preferred Stock in the amount of $ ____ per annum.

            (4) The foregoing adjustments to the Conversion Price and the cumulative annual dividend amount will continue in effect until a subsequent Adjustment Notice is given to the Holder.

            (5) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designation.


Date                                   SHAMAN PHARMACEUTICALS, INC.
    ---------------------------



                                       By
                                         ---------------------------------------
                                              Title:

            14. MISCELLANEOUS.

                  (a) Notices. Any notices required or permitted to be given under the terms of this Certificate of Designation shall be in writing and shall be delivered personally (which shall include telephone line facsimile transmission) or by courier, and shall be deemed given upon receipt, (a) in the case of the Corporation, addressed to the Corporation at 213 East Grand Avenue, South San Francisco, California 94080, Attention: President and Chief Executive Officer (telephone line facsimile transmission number (650) 873-8367), or (b) in the case of any holder of shares of Series D Preferred Stock, at such holder's address or telephone line facsimile transmission number shown on the stock books maintained by the Corporation with respect to the Series D Preferred Stock or such other address as the Corporation shall have provided by notice to the holders of shares of Series D Preferred Stock in accordance with this Section or any holder of shares of Series D Preferred Stock shall have provided to the Corporation in accordance with this Section.

                  (b) Replacement of Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the ownership of and the loss, theft, destruction or mutilation of any certificate for shares of Series D Preferred Stock and (1) in the case of loss, theft or destruction, of indemnity from the record holder of the certificate for such shares of Series D Preferred Stock reasonably satisfactory in form to the Corporation (and without the requirement to post any bond or other security) or
(2) in the case of mutilation, upon surrender and cancellation of the certificate for such shares of Series D Preferred Stock, the Corporation will execute and deliver to such holder a new certificate for such shares of Series D Preferred Stock without charge to such holder.

               IN WITNESS WHEREOF, Shaman Pharmaceuticals, Inc. has caused this certificate to be signed by one of its officers thereunto duly authorized as of the ___ day of ____________, 1998.

                                       SHAMAN PHARMACEUTICALS, INC.



                                       By:
                                          --------------------------------------
                                          Lisa A. Conte, President and Chief
                                          Executive Officer

                                                                      SCHEDULE C


                       Form of Current Report on Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) DECEMBER ___, 1998
--------------------------------------------------------------------------------
                          SHAMAN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        DELAWARE                         0-21022                 94-3095806
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



213 EAST GRAND AVE., SOUTH SAN FRANCISCO, CALIFORNIA                       94080
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code        (650) 952-7070
--------------------------------------------------------------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

               On December 10, 1998, Shaman Pharmaceuticals, Inc. (the "Company") and certain institutional investors exchanged an aggregate of $4,786,225.41 million (including accrued interest) of the Company's Senior Subordinated Convertible Notes due August 29, 2000 (the "Notes") for an aggregate of 4,784 shares of the Company's Series D Convertible Preferred Stock (the "Series D Preferred Stock"). The principal terms of the Series D Preferred Stock are as follows:

               Voting. The holders of the Series D Preferred Stock are not entitled to vote on any matter, except that the affirmative vote of a majority of the holders of Series D Preferred Stock is required for (a) any amendment, alteration or repeal of the Company's Certificate of Incorporation if the amendment, alteration or repeal materially and adversely affects the rights, preferences or privileges of the Series D Preferred Stock or (b) the creation or issuance of any capital stock with rights senior to the Series D Preferred Stock with respect to dividends or liquidation.

               Dividends. The holders of shares of Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Company's Board of Directors out of funds legally available therefor, cumulative dividends at the rate of $55 per year per share, paid quarterly on each of February 1, May 1, August 1 and November 1, commencing February 1, 1999. Such dividends may be paid in cash or, subject to certain limitations, shares of Common Stock.

               Liquidation Preference. In the event of a liquidation, dissolution, sale or winding up of the Company, holders of the Series D Preferred Stock shall be entitled to receive, prior and in preference to the holders of the Common Stock and the Series A Preferred Stock, but subordinate to the holders of the Series C Preferred Stock, an amount equal to $1,000 per share, plus any accrued and unpaid dividends.

               Conversion. Each share of Series D Convertible Preferred Stock shall be convertible at any time and from time to time into such number of shares of Common Stock determined by dividing (a) the sum of (i) $1,000 plus
(ii) the accrued and unpaid dividends thereon by (b) the lesser of (i) $1.125 per share (subject to adjustment) or (ii) 90% of the lowest per share trading price of the Common Stock for the 12 trading day period ending on the trading day prior to the date of conversion. A holder may not convert shares of Series D Preferred Stock (x) if such conversion would result in beneficial ownership by such holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock or (y) if such holder and its affiliates would have acquired, during the 30-day period ending on the applicable date of conversion, through conversion of shares of Series D Preferred Stock or otherwise, a number of shares of Common Stock in excess of 4.9% of the Common Stock outstanding on the applicable date of conversion.

               Redemption. The Series D Preferred Stock is, subject to certain conditions, redeemable at the option of the Company on December 30, 1998. In addition, the Series D Preferred Stock is redeemable upon the occurrence of certain events, including (a) the absence, for a period of five consecutive trading days, of a reported sale price of the Common Stock on any of The Nasdaq National Market, The Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, (b) the failure of the Common Stock to be listed on The Nasdaq National Market, The Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, (c) the completion of a merger or consolidation of the Company or other business combination, (d) the adoption of an amendment to the Company's charter that disproportionately, materially and adversely affects the rights of the holders of Series D Preferred Stock, (e) the inability of any holder of shares of Series D Preferred Stock to effect a resale of the Common Stock for a certain time period by reason of the Company's failure to meet its obligations under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or (f) the Company's breach of a material obligation owed the holders of Series D Preferred Stock. Should any of the events in (a), (b) or (c) above occur by reason of events not solely within the control of the Company and certain other conditions are met, the Company may elect not to redeem any Series D Preferred Stock requested to be redeemed.

               Priority. The Series D Preferred Stock ranks senior to the Company's Common Stock and Series A Preferred Stock, but junior to the Company's Series C Preferred Stock, as to dividends and distribution of assets upon liquidation, dissolution or winding up of the Company.


Item 7. Financial Statements and Exhibits.

(c)      Exhibits. The following documents are filed as exhibits to this report:


             3.1        Certificate of Designation of Series D Preferred Stock.

            10.70 Exchange Agreement, dated as of December 10, 1998, by and between the Company and certain entities.

            99.1        Press Release

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SHAMAN PHARMACEUTICALS, INC.



DATE:  December __, 1998               By:
                                          --------------------------------------
                                          Lisa A. Conte, President and
                                          Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DOCUMENT DESCRIPTION
-------        --------------------

   3.1          Certificate of Designation of Series D Preferred Stock.

  10.70 Exchange Agreement, dated as of December 10, 1998, by and between the Company and certain entities.

  99.1         Press Release

                                                                      SCHEDULE D

                 Form of Opinion of Law Offices of Brian W Pusch

                                 LAW OFFICES OF
                                  BRIAN W PUSCH
                                ATTORNEYS AT LAW

                                 PENTHOUSE SUITE
                               29 WEST 57TH STREET
                               NEW YORK, NY 10019
                            TELEPHONE (212) 980-0408
                            FACSIMILE (212) 980-7055


                                                               December 10, 1998

To Each Person Listed on
the Attached Schedule A

               RE:  SHAMAN PHARMACEUTICALS, INC.

Ladies and Gentlemen:

               We have acted as special counsel to Delta Opportunity Fund, Ltd., a British Virgin Islands corporation, and Overbrook Fund I, LLC, a New York limited liability company, in connection with the issuance by Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), of shares of its Series D Convertible Preferred Stock, $0.001 par value (the "Series D Preferred Stock"), in exchange for the Company's outstanding Senior Subordinated Convertible Notes due August 29, 2000 (the "Notes"). The exchange of shares of Series D Preferred Stock for Notes is being made pursuant to the Exchange Agreement, dated as of December 10, 1998 (the "Exchange Agreement"), by and between the Company and the several holders of Notes named therein (the "Holders"). In connection with the issuance of shares of Series D Preferred Stock, pursuant to the Exchange Agreement the Company has agreed to issue to the Holders Warrants to purchase shares of Common Stock. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings specified in the Exchange Agreement.

               The Company filed a Registration Statement (Registration No. 333-31843) on Form S-3 (as amended to the date the same was ordered effective, the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "SEC") on July 23, 1997 relating to the resale of shares of Common Stock

To Each Person Listed on
the Attached Schedule A
December 10, 1998
Page 2


issuable upon conversion of the Notes and in payment of interest on the Notes. The Company has informed us that the Registration Statement was ordered effective by the SEC on August 29, 1997 and remains effective.

               The shares of Series D Preferred Stock are being issued by the Company without registration under the 1933 Act in reliance by the Company on an exemption from registration thereunder. We have been informed by the Company, and the Company and the Holders have been advised by Brobeck, Phleger & Harrison LLP ("BP&H"), counsel to the Company, that the shares of Series D Preferred Stock may be issued pursuant to the Exchange Agreement without registration under the 1933 Act pursuant to the exemption provided by Section 3(a)(9) of the 1933 Act. We have been informed by BP&H that they have had informal discussions with the staff of the SEC to seek the staff's view as to whether or not the Registration Statement and the related Prospectus may be used for resale of the Conversion Shares by the Holders named therein. BP&H has advised us that they were informed by the staff that their inquiry regarding such use of the Registration Statement is a novel question on which neither the SEC nor its staff has previously taken a formal or informal position. Pursuant to the Exchange Agreement, the Company has agreed to file under the 1934 Act a Current Report on Form 8-K or a revised Prospectus pursuant to Rule 424(c) under the 1933 Act with the SEC within one business day after the date of the Closing in order that the information contained in the Prospectus will be current with respect to the transactions contemplated by the Exchange Agreement.

               In connection with this opinion, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, documents, agreements or other instruments of the Company and the Holders orders, rulings and certificates of public officials, officers and representatives of the Company, the Holders and such other persons, have made investigations of law, and have discussed with officers and other representatives of the Company and the Holders such questions of fact, as we have deemed proper and necessary as a basis for the opinions hereinafter expressed.

To Each Person Listed on
the Attached Schedule A
December 10, 1998
Page 3

               In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to certain factual matters, we have relied upon statements and representations of officers and other representatives of the Company, the Holders and others.

               Based upon the foregoing, we are of the opinion that, assuming the representations and warranties of the Company in the Exchange Agreement are true and correct, once the Company updates the Prospectus in accordance with
Section 3.b.(14) of the Exchange Agreement, the Conversion Shares may be offered and sold pursuant to the Registration Statement by the Holders named in the Registration Statement in accordance with the plan of distribution set forth in the Prospectus without further registration under the 1933 Act.

               In rendering this opinion, we have reviewed the provisions of the Exchange Agreement, including, without limitation, Section 7.b. thereof, which permit the Holders to sell or otherwise transfer Conversion Shares in a transaction other than pursuant to the Registration Statement without registration under the 1933 Act. In connection with any such sale or other transfer, the Exchange Agreement requires receipt by the Company of an opinion of counsel reasonably satisfactory in form, scope and substance to the Company to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act.

               In rendering this opinion we have assumed, among other things, the following:

               (a) that the Exchange Agreement constitutes the legal, valid and binding obligations, enforceable in accordance with its terms, of the Company and the respective Holders and that the shares of Series D Preferred Stock are duly authorized, validly issued, fully paid and non-assessable and that the Conversion Shares are duly authorized and, when

To Each Person Listed on
the Attached Schedule A
December 10, 1998
Page 4

        issued upon conversion of the shares of Series D Preferred Stock, will be validly issued, fully-paid and non-assessable; and

               (b) that the Conversion Shares will be issued by the Company to the Holders upon conversion of the shares of Series D Preferred Stock in accordance with the terms of the Certificate of Designation.

We express no opinion as to the accuracy or completeness of the information contained in the Registration Statement or the Prospectus.

               We are members of the bar of the State of New York and we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States as in effect on the date hereof.

               This opinion is strictly limited to the matters expressly stated herein and no other or more extensive opinion is intended, implied or to be inferred beyond the matters expressly stated herein. This opinion is furnished solely for your benefit in connection with the transactions referred to in the Exchange Agreement, and may not be relied upon by any other person, firm or corporation for any other purpose, without our prior written consent.

                                       Very truly yours,



                                       Brian W. Pusch

SCHEDULE A

Shaman Pharmaceuticals, Inc.
213 East Grand Avenue
South San Francisco, California  94080

Delta Opportunity Fund, Ltd.
c/o International Fund Administration, Ltd.
Suite 464
48 Par La Ville Road
Hamilton HM11
Bermuda

NP Partners
c/o Citadel Investment Group, LLC
225 West Washington Street
9th Floor
Chicago, Illinois 60606

Olympus Securities, Ltd.
c/o Citadel Investment Group, LLC
225 West Washington Street
9th Floor
Chicago, Illinois 60606


OTATO Limited Partnership
Post Office Box 1845GT
Grand Cayman
BWI, Cayman Islands

Overbrook Fund I, LLC
c/o Overbrook Management Corp.
521 Fifth Avenue
Suite 1501
New York, New York  10075

                                                                      SCHEDULE E

                       Form of Conversion Agent Agreement

                           CONVERSION AGENT AGREEMENT

            THIS CONVERSION AGENT AGREEMENT, dated as of December 10, 1998, by and among SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), BANKBOSTON, N.A., as Conversion Agent (the "Conversion Agent"), and each of the holders of Warrants (as defined below) and Series D Preferred Stock (as defined below) named on the signature pages hereto (each, an "Original Holder" and collectively, the "Original Holders").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Exchange Agreement, dated as of December 10, 1998, by and between the Company and the Original Holders (the "Exchange Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Exchange agreement, to issue Common Stock Purchase Warrants ("Warrants") to the Original Holders and the Original Holders have agreed, upon the terms and subject to the conditions of the Exchange Agreement, to exchange outstanding Senior Subordinated Convertible Notes (the "Notes") issued by the Company for shares (the "Preferred Shares") of Series D Convertible Preferred Stock, $0.001 par value per share (the "Preferred Stock"), of the Company; and

            WHEREAS, as a condition precedent to the several obligations of the Original Holders to exchange their Notes for the Preferred Shares, the Original Holders require the execution and delivery of this Agreement by the Company and the Conversion Agent to assure that the Original Holders and each other holder of the Preferred Shares or Warrants (such other holders, together with the Original Holders, the "Holders") will be assured of the timely issuance and receipt of shares of Common Stock, $.001 par value (the "Common Stock"), of the Company upon exercise of Warrants or conversion of Preferred Shares;

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. DELIVERIES.

                  (a) Contemporaneously with the execution and delivery of this Agreement, the Company is delivering to the Conversion Agent the following:

                        (1) a list showing the name and address of each registered holder of the Warrants and the date of issuance and number of shares of Common Stock initially issuable upon exercise of each Warrant;

                        (2) the Form of Subscription (the "Subscription Form") relating to the Warrants;

                        (3) the form of Notice of Conversion of Series D Convertible Preferred Stock (the "Conversion Notice") relating to the Preferred Stock; and

                        (4) an opinion of Brobeck, Phleger & Harrison LLP, counsel to the Company, as to the due authorization, validity of issuance and fully-paid and non-assessable nature of the shares (the "Warrant Shares") issuable upon exercise of the Warrants and the shares (the "Conversion Shares" and, together with the Warrant Shares, the "Common Shares") of Common Stock issuable upon conversion of the Preferred Shares.

                  (b) Contemporaneously with the execution and delivery of this Agreement, the Law Offices of Brian W Pusch is delivering to the Conversion Agent an opinion of the Law Offices of Brian W Pusch to the effect that the Conversion Shares may be sold pursuant to the Existing Registration Statement.

                  (c) On the date of issuance of Preferred Shares pursuant to the Exchange Agreement, the Company will deliver to the Conversion Agent a list showing the name and address of each holder of record of Preferred Stock and the date of issuance and number of shares of Preferred Stock issued to each Holder. The Company agrees to promptly advise the Conversion Agent in writing of any changes to the initial lists of holders of record of Preferred Stock and Warrants and the amounts of such securities so held, including changes resulting from the issuance of less than all Common Shares issuable upon the conversion or exercise of a particular certificate for Preferred Shares or Warrants.

            2. ISSUANCE OF COMMON SHARES.

                  (a) The Company hereby appoints the Conversion Agent, and the Conversion Agent hereby agrees to act, as exercise agent for the Warrants and as conversion agent for the Preferred Stock. The Company hereby irrevocably instructs the Conversion Agent to (i) issue Warrant Shares upon exercise of the Warrants from time to time in accordance with the terms of the Warrants upon receipt of a Subscription Form from a Holder of any Warrant and a written confirmation from the Company that the Company has received the purchase price therefor (a "Payment Confirmation") and (ii) except as provided in Section 3(c),to issue Conversion Shares upon conversion of all or any part of the outstanding Preferred Shares from time to time upon receipt of a Conversion Notice. A Conversion Notice may be given by telephone line facsimile transmission to the Conversion Agent or otherwise given to the Conversion Agent, in each such case at the address and in the manner provided in Section 6(g). A converting or exercising Holder shall give a copy of each of the Conversion Notice and the Subscription Form to the Company. Any failure or delay in the giving of such copy of the Conversion Notice by a Holder to the Company shall not affect the validity of or the Conversion Date (as defined in the Certificate of Designation of the Preferred Stock (the "Certificate of Designation")) for any such Conversion Notice. The Company shall confirm to the Conversion Agent its receipt of a copy of each Subscription Form. Any delay in the giving of a copy of the Subscription Form by a Holder to the Company shall stay the Company's obligation to give a Payment Confirmation to the Conversion Agent as set forth in Section 3(a) until such copy is received. The Company agrees to deliver to the Conversion Agent by telephone line facsimile transmission or by overnight courier copies of any Conversion Notice or Subscription Form which the Conversion Agent advises the Company have not yet been received by the Conversion Agent. The certificates for Preferred Shares need not be surrendered in connection with the conversion thereof by a Holder unless all of the outstanding Preferred Shares evidenced by a particular certificate are so converted. The Company may by notice to any Holder from time to time require such Holder to surrender the certificates for such Holder's Preferred Shares in exchange for the issuance by the Company of one or more new certificate or certificates for a number of shares of Preferred Stock equal to the number of outstanding shares of Preferred Stock evidenced by the certificate(s) so surrendered.

                  (b) The certificates for Warrant Shares issued prior to receipt by the Conversion Agent of an opinion of counsel (who may be counsel to a Holder), which counsel shall be reasonably acceptable to the Conversion Agent, that a registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"), relating to the resale of Warrant Shares has been declared effective by the Securities and Exchange Commission (the "SEC") shall bear the following legend:

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act or an opinion of counsel that registration is not required under the Act."

            Once the Conversion Agent receives such opinion of counsel, thereafter (1) upon request of the holder of any such Warrant Shares, the Conversion Agent will prepare and issue within three Trading Days after such request substitute certificates without any restrictive legend for any certificates for Warrant Shares issued prior to the date the Conversion Agent receives such opinion of counsel and shall immediately remove any stop-transfer restriction against such Warrant Shares and (2) neither the Company nor the Conversion Agent shall place any restrictive legend or stop-transfer restriction against Warrant Shares issued after the Conversion Agent receives such opinion of counsel. Neither the Company nor the Conversion Agent shall place any restrictive legend or stop transfer restriction against the Conversion Shares. As used herein, "Trading Day" means a day on whichever of (x) the national securities exchange or (y) the Nasdaq National Market which at the time constitutes the principal securities market for the Common Stock is open for general trading of securities.

            3. CONVERSION AND EXERCISE OBLIGATIONS ABSOLUTE; NO CONTRARY INSTRUCTIONS.

                  (a) Within one Trading Day after receipt by the Company of the applicable purchase price for exercise of Warrants, the Company shall give the Conversion Agent by telephone line facsimile transmission a Payment Confirmation for such exercise. If a Holder shall have given to the Conversion Agent a Subscription Form for exercise of Warrants and the Company shall have given to the Conversion Agent a Payment Confirmation with respect to such exercise, or if a Holder shall have given to the Conversion Agent a Conversion Notice for conversion of Preferred Shares, the Conversion Agent shall issue and deliver as stated in such Subscription Form the Warrant Shares issuable upon such exercise or as stated in such Conversion Notice the Conversion Shares issuable upon such conversion, as the case may be, within three Trading Days after such subscription Form and Payment Confirmation are received or such Conversion Notice is given, as the case may be, and the Holder exercising or converting shall be deemed to be the holder of record of the Common Shares issuable upon such exercise or conversion, and all rights with respect to that portion of the Warrants so exercised or the Preferred Shares so converted shall forthwith terminate except the right to receive the Common Shares or other securities, cash, or other assets as provided in the Warrants or the Certificate of Designation. The Conversion Agent agrees that, if a Holder shall have given a Subscription Form or Conversion Notice and, in the case of an exercise of a Warrant, the Company shall have given a Payment Confirmation, as provided herein, the Conversion Agent shall issue and deliver the certificates for Common Shares upon such exercise or conversion, irrespective of any action or inaction by the exercising or converting Holder to enforce the same, any waiver or consent with respect to any provision of the Warrants or the Certificate of Designation, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to such Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other person of any obligation to the Company, or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with such exercise or conversion; provided, however, that nothing herein shall limit or prejudice the right of the Company to pursue any such claim in any other manner permitted by applicable law. In lieu of delivering physical certificates representing the Common Shares issuable upon conversion of shares of Preferred Stock or exercise of Warrants, provided the Conversion Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Holder, the Conversion Agent shall electronically transmit the Common Shares issuable upon such conversion or exercise to such Holder by crediting the account of such Holder or such Holder's broker with DTC through its Deposit Withdrawal Agent Commission system.

                  (b) The Company agrees not to give any instruction to the Conversion Agent which is contrary to this Agreement. Except as provided in
Section 3(c), the Company hereby irrevocably instructs the Conversion Agent to disregard, and the Conversion Agent hereby agrees that it will disregard, any instruction by the Company not to issue Conversion Shares or Warrant Shares, as the case may be, following receipt by the Conversion Agent of a Conversion Notice or Subscription Form and Payment Confirmation, in accordance with this Agreement. The Company shall not appoint any transfer agent (other than the Conversion Agent) or registrar for its Common Stock unless at the time of such appointment any such successor enters into an agreement of like tenor with this Agreement.

                  (c) As set forth in the Certificate of Designation, the number of Common Shares to be issued in connection with a particular conversion of Preferred Shares is, absent manifest error, conclusively the number of Common Shares stated in the applicable Conversion Notice. If in connection with a particular conversion of Preferred Shares the Company determines that manifest error has been made by virtue of the conversion price or other information set forth in the applicable Conversion Notice, the Company shall, within three Trading Days after a Holder gives such Conversion Notice, notify the Conversion Agent and such Holder of such error (the "Error Notice"), which Error Notice shall state the number of Common Shares in dispute (the "Disputed Shares"), and, notwithstanding such Error Notice from the Company, the Conversion Agent shall issue and deliver the number of Common Shares not in dispute as and when required by this Agreement. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Company otherwise notifies the Holder giving such Conversion Notice by telephone line facsimile transmission within three Trading Days after a Conversion Notice has been given (which notice from the Company shall specify all defects in the Conversion Notice), and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if such Holder promptly undertakes in writing to correct all such defects. If the Company shall have notified the Conversion Agent and such Holder of any such claim of manifest error, and the Company and such Holder do not agree as to a resolution of such claim on or before the date of such notice by the Company of an error in such Conversion Notice the Company shall on the date such notice is given submit the dispute to Ernst & Young LLP or another firm of independent public accountants of recognized national standing (the "Auditors") for determination and shall instruct the Auditors to resolve such dispute and to notify the Company, the Conversion Agent and such Holder within two Trading Days after such dispute is submitted to the Auditors. Immediately after receipt of timely notice of the Auditors' determination (but in any event within three Trading Days after the applicable Conversion Notice is given to the Conversion Agent), the Conversion Agent shall issue to the converting Holder any additional Common Shares to which such Holder is entitled based on the determination of the Auditors. The Conversion Agent is authorized and directed to rely on the Auditors' determination. If the Auditors shall fail to notify the Conversion Agent of their determination within three Trading Days after the applicable Conversion Notice is given to the Conversion Agent, then the Conversion Agent shall, within three Trading Days after the date the applicable Conversion Notice was given, issue to the converting Holder any additional Common Shares to which such Holder is entitled based on the applicable Conversion Notice. Such immediate and prompt action shall be taken by all the parties hereto in order to assure that there shall be full compliance with the Company's unqualified obligation that all Common Shares issuable upon such conversion be issued by the due date therefor as provided herein and in the Certificate of Designation.

                  (d) In order to assist the Conversion Agent in fulfilling its obligations under this Agreement, the Company will use its best efforts to contact the Conversion Agent promptly after the Company learns that a Conversion Notice or Subscription Form has been given and will cooperate with the Conversion Agent in providing such information as the Conversion Agent may reasonably request, including written confirmation of the conversion instructions in the Conversion Notice, the exercise instructions in the Subscription Form, and the Company's receipt of the applicable purchase price due upon exercise of Warrants; provided, however, that the Company's failure to comply with this Section 3(d) shall not limit the obligations of the Company and the Conversion Agent to issue certificates for Common Shares as and when required by this Agreement.

                  (e) Notwithstanding anything to the contrary herein, prior to the Stockholder Approval (as defined in the Certificate of Designation), in no event shall the Conversion Agent issue to any holder a number of shares of Common Stock in excess of such holder's portion of the Initial Reserve Amount, as set forth on Schedule A attached hereto. Prior to the Stockholder Approval,
(i) if any shares of Series D Preferred Stock represented by a single certificate are converted in full, all of the portion of the Initial Reserve Amount allocated to such shares of Series D Preferred Stock which remains unissued after such conversion shall be re-allocated pro rata to the outstanding shares of Series D Preferred Stock held of record by the holder of record at the close of business on the date of such conversion of the shares of Series D Preferred Stock so converted, and if there shall be no other shares of Series D Preferred Stock held of record by such holder at the close of business on such date, then such portion of the Initial Reserve Amount shall be allocated pro rata among the shares of Series D Preferred Stock outstanding at the close of business on such date and (ii) if shares of Series D Preferred Stock are not issued to MMC/GATX Partnership No. 1 or its designee, the shares from the Initial Reserve Amount which were available for allocation to such shares of Series D Preferred Stock shall be allocated to the issued shares of Series D Preferred Stock pro rata based on the amounts thereof initially issued. In any such instance, the Company shall provide to the Conversion Agent an updated Schedule A to be substituted for the Schedule A attached hereto.

            4. CONVERSION AGENT DUTIES.

                  (a) The obligations and duties of the Conversion Agent under this Agreement are at all times and in all respects subject to the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the SEC thereunder applicable to transfer agents registered with the SEC. This Agreement relates only to the Conversion Agent's duties as exercise agent for the Warrants and conversion agent for the Preferred Stock and does not otherwise limit or affect the Conversion Agent's other duties, obligations and agreements relating to its service as transfer agent and registrar for the Common Stock.

                  (b) The Conversion Agent shall not, and is not being requested to, serve as transfer agent for the Preferred Stock or the Warrants. The Conversion Agent shall not be required to maintain records of the names of the holders of record of the Preferred Stock and Warrants and the amounts of such securities so held from time to time or to effect or record any transfers thereof. The Conversion Agent shall be entitled to rely solely on lists and other written information provided by the Company from time to time with respect to the holders of Preferred Stock and Warrants and the respective amounts of such securities so held.

            5. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Conversion Agent, each officer, director, employee and agent of the Conversion Agent, and each person, if any, who controls the Conversion Agent within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, or such controlling person, may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the performance by the Conversion Agent of its duties pursuant to this Agreement; and will reimburse the Conversion Agent, and each officer, director, employee and agent of the Conversion Agent, and each such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case if such loss, claim, damage or liability arises out of or is based upon any action not taken in good faith, or any act or omission that constitutes gross negligence or willful misconduct. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this Section 5, notify in writing the Company of the commencement thereof, and failure so to notify the Company will relieve the Company from any liability under this Section 5 as to the particular item for which indemnification is then being sought if such failure shall have materially prejudiced the Company's right to defend or contest such action, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from such indemnifying party to such indemnified party under this Section 5, shall be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The Company shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of the Company.

            6. REMEDIES FOR ERRORS IN CONVERSION OF PREFERRED STOCK. In the event that any holder delivers a Conversion Notice which, pursuant to Section 3(c) is determined to contain a manifest error, such delivery shall be deemed to be a breach of this Agreement. In the event that a holder delivers a Conversion Notice determined to contain a manifest error, and the Conversion Agent has issued the Disputed Shares to the holder delivering such Conversion Notice prior to receipt by the Conversion Agent of an Error Notice, such holder shall, within three Trading Days of the final determination with respect to the manifest error, deliver the Disputed Shares to the Conversion Agent for cancellation. In the event that such holder has sold or otherwise transferred to a third party the Disputed Shares and therefore cannot deliver the Disputed Shares to the Conversion Agent for cancellation, the Conversion Agent shall subtract the number of the Disputed Shares from the number of shares of Common Stock issuable to such holder in connection with any future conversion of the Preferred Stock by such holder, up to the aggregate number of Disputed Shares. If the Conversion Notice containing the manifest error converts all shares of Preferred Stock such holder is entitled to convert, such holder shall, within three Trading Days of the final determination with respect to the manifest error, deliver to the Conversion Agent for cancellation a number of shares of Common Stock purchased on the open market equal to the number of Disputed Shares.

            7. MISCELLANEOUS.

                  (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

                  (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legally binding on such party.

                  (c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (e) No failure or delay by any party in exercising any right or remedy under or in connection with this Agreement or otherwise, and no course of dealing between the parties, shall operate as a waiver thereof or amendment of this Agreement, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (f) Neither this Agreement nor any term hereof (including this paragraph) may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by the Company, the Conversion Agent, and, with respect to the Holders, the Majority Holders (as defined in the Certificate of Designation).

                  (g) Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party as follows:

               if to the Company:

               Shaman Pharmaceuticals, Inc.
               213 East Grand Avenue
               South San Francisco, California 94080
               Attention:  President and Chief Executive Officer
               Facsimile No.:  (650) 873-8367

               if to the Conversion Agent:

               BankBoston, N.A., as Conversion Agent
               150 Royall Street
               Canton, Massachusetts 02021
               Attention:  Client Administration
               Facsimile No.:  (781) 575-2549

               if to any Original Holder:

               at the address and facsimile number set forth below its signature on the signature pages hereto or, in the case of any Holder who is not an Original Holder, to such address as such Holder shall have provided in writing to the Company and the Conversion Agent for such purpose or, in each such case, such other address as a party shall have provided by notice to the other parties in accordance with this provision.

               IN WITNESS WHEREOF, this Conversion Agent Agreement has been duly executed by the parties hereto by their respective officers or other representatives thereunto duly authorized as of the date first set forth above.


                                       SHAMAN PHARMACEUTICALS, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BANKBOSTON, N.A.,
                                         as Conversion Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       DELTA OPPORTUNITY FUND, LTD.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address:

                                          c/o International Fund Administration,
                                             Ltd.
                                          Suite 464
                                          48 Par La Ville Road
                                          Hamilton HM11
                                          Bermuda

                                       Facsimile No.:  (441) 295-9637

                                       NP PARTNERS



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address:

                                          c/o Citadel Investment Group LLC
                                          225 West Washington Street
                                          9th Floor
                                          Chicago, Illinois 60606

                                          Facsimile No.:  (312) 338-0780


                                       OLYMPUS SECURITIES, LTD.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address:

                                          c/o Citadel Investment Group LLC
                                          225 West Washington Street
                                          9th Floor
                                          Chicago, Illinois 60606

                                          Facsimile No.:  (312) 338-0780

                                       OMICRON PARTNERS, L.P.
                                         BY OMICRON CAPITAL, L.P.
                                         SUBADVISOR


                                       By:
                                          --------------------------------------
                                          Name:  Olivier H. Morali
                                          Title: Principal

                                       Address:

                                          c/o Omicron Capital, L.P.
                                          712 Fifth Avenue, 11th Floor
                                          New York, New York  10019

                                          Facsimile No.:  (212) 974-0170

                                       OTATO LIMITED PARTNERSHIP


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address:

                                          Post Office Box 1845GT
                                          Grand Cayman
                                          BWI, Cayman Islands

                                          Facsimile No.:  (345) 949-7902

                                       OVERBROOK FUND I, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address:

                                          Overbrook Fund I, LLC
                                          512 Fifth Avenue
                                          Room 1502
                                          New York, New York 10175-8710

                                          Facsimile No.:  (212) 661-8664

                                   SCHEDULE A

                             INITIAL RESERVE AMOUNT


Name of Holder                          Initial Reserve Amount
--------------                          ----------------------
Delta Opportunity Fund, Ltd.                 1,566,000

NP Partners                                  1,055,000

Olympus Securities, Ltd.                     1,055,000

Omicron Partners, L.P.                         625,000

OTATO Limited Partnership                      291,000

Overbrook Fund I, LLC                          192,000
                                             ---------
        TOTAL                                4,784,000

                                                                      SCHEDULE F

               Form of Opinion of Brobeck, Phleger & Harrison LLP

          [BROBECK PHLEGER & HARRISON LLP ATTORNEYS AT LAW LETTERHEAD)

                                                          December 10, 1998


To the Holders Listed on
Schedule A Hereto

Ladies and Gentlemen:

            We have acted as counsel for Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), in connection with the exchange of its Senior Convertible Notes for shares of its Series D Preferred Stock and warrants to purchase Common Stock (the "Exchange") pursuant to the Exchange Agreement dated as of December 10, 1998 (the "Exchange Agreement") by and among the Company and you. This opinion letter is being rendered to you pursuant to
Section 6.b(10) of the Exchange Agreement in connection with the Closing of the Exchange. Capitalized terms not otherwise defined in this opinion letter have the meaning given them in the Exchange Agreement.

            In connection with the opinions expressed herein we have made such examination of matters of law and fact as we considered appropriate or advisable for purposes hereof. We have also examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates, including certificates of public officials, and other instruments as we have deemed necessary or advisable for purposes of this opinion letter, including those relating to the authorization, execution and delivery of the Exchange Agreement. In addition, we have examined the following documents (the items referred to in subclauses (i) through (iv) below herein referred to as the "Transaction Documents" and the items referred to in subclauses (v) through (x) below herein referred to as the "Company Documents"):

            (i) executed copies of the Exchange Agreement;

            (ii) the Certificate of Designation;

            (iii) an executed copy of the Warrant delivered to each of you;

            (iv) an executed copy of the Conversion Agent Agreement;

            (v) the Certificate of Incorporation of the Company, including all amendments thereto, as in effect on the date hereof;

            (vi) the Bylaws of the Company, including all amendments thereto, as in effect on the date hereof;

To the Holders Listed                                          December 10, 1998
on Schedule A Hereto                                                      Page 2

            (vii) resolutions of the Board of Directors of the Company adopted at a duly called special meeting on October 20, 1998, authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby;

            (viii) the certificate, dated December 10, 1998, of the Chief Executive Officer of the Company, delivered pursuant to Section 6.b(6) of the Exchange Agreement;

            (ix) the certificate, dated December 10, 1998, of the Secretary of the Company, delivered pursuant to Section 6.b(9) of the Exchange Agreement, certifying: (A) the Certificate of Incorporation and Bylaws of the Company as in effect on such date, (B) a true copy of the resolutions of the Board of Directors of the Company, adopted on October 20, 1998, authorizing, among other things, the execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby, and (C) the incumbency, authority and true signatures of the officers of the Company authorized to sign the Transaction Documents and any other documents and certificates delivered in connection therewith;

            (x) specimen certificates for the Series D Preferred Stock and the Common Stock; and

            (xi) such other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.

            We have also examined photostatic or facsimile copies of the agreements (the "Material Agreements") identified as such in and filed as exhibits to the SEC Reports and any consents executed in connection with the Material Agreements. In addition, we have obtained from public officials and from officers and other representatives of the Company such other certificates and assurances as we consider necessary for purposes of this opinion. In our examination and review we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinions hereinafter expressed which we did not independently establish or verify, we have relied without investigation upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Exchange Agreement and upon certificates and statements of government officials and representatives of the Company.

            We have also assumed: (A) that with respect to documents executed by parties other than the Company, (i) that each such other party had the power to enter into and perform all its obligations thereunder, (ii) the due authorization, execution and delivery of such documents by each such party and
(iii) that such documents constitute the legal, valid and binding obligations of each such party; (B) that the representations and warranties made in the Transaction Documents by the Holders are true and correct; (C) that any wire transfers, drafts or checks tendered by the Holders will be honored; and (D) if the Holder is a corporation or other

To the Holders Listed                                          December 10, 1998
on Schedule A Hereto                                                      Page 3


entity, that such Holder has filed any required state franchise, income or similar tax returns and has paid any required state franchise, income or similar taxes.

            Whenever a statement herein is qualified by the expressions "known to us," "to our knowledge," "we are not aware" or a similar phrase or expression with respect to our knowledge of matters of fact, it is intended to mean that our knowledge is based upon the records, documents, instruments and certificates described above and the current actual knowledge of the attorneys in this Firm who have devoted substantive attention to the transactions contemplated by the Note Documents or who are presently involved in substantive legal representation of the Company (but not including any constructive or imputed notice of any information) and that we have not otherwise undertaken any independent investigations for the purpose of rendering this opinion.

            This opinion letter relates solely to the laws of the States of California and New York, the General Corporation Law of the State of Delaware and the federal law of the United States, and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained.

            Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Exchange Agreement and the Schedules thereto, we are of the opinion that as of the date hereof:

            1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority (i) to own, lease and operate its properties and to carry on its business as, to our knowledge, it is now being conducted, (ii) to execute, deliver and perform its obligations under the Transaction Documents and (iii) to consummate the transactions contemplated by the Transaction Documents.

            2. The Transaction Documents (i) have been duly and validly authorized and duly executed and delivered by the Company and (ii) constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

            3. The Preferred Stock has been duly authorized and, when issued in exchange for the Notes pursuant to the Exchange Agreement, will be validly issued, fully paid and non-assessable.

            4. The Conversion Shares have been duly authorized and, when and if issued upon conversion of the Preferred Stock in accordance with the Certificate of Designation, will be validly issued, fully paid and non-assessable.

To the Holders Listed                                          December 10, 1998
on Schedule A Hereto                                                      Page 4


            5. The Warrant Shares have been duly authorized and, when and if issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable.

            6. The authorized capital stock of the Company consists of (i) 40,000,000 shares of Common Stock and (ii) 1,000,000 shares of Preferred Stock, $0.001 par value per share, of which 400,000 shares have been designated Series A Preferred Stock and were outstanding as of November 30, 1998, 140,880 shares have been designated Series C Preferred Stock, and of which up to 6,285 shares have been authorized to be designated as shares of Series D Preferred, of which up to 4,785 may be issued pursuant to the Exchange Agreement and of which up to 1,500 shares may be issued to MMC/GATX Partnership No. 1, a California general partnership, or its designee. There are no preemptive or, to our knowledge, similar rights outstanding of any stockholder of the Company that would entitle such stockholder to acquire the Preferred Stock, the Warrants or the Common Shares. The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq") and (i) to our knowledge, no suspension of trading in the Common Stock is in effect and (ii) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq other than the Nasdaq Tangible Asset Criterion. The authorized shares of Common Stock and outstanding securities to purchase Common Stock conform in all material respects to the descriptions thereof contained in the SEC Reports. To our knowledge, no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered with the SEC by reason of the intention to file, filing or effectiveness of the Registration Statement, except where such rights have been waived expressly or by expiration of the time period during which such rights were required to be exercised.

            7. Assuming that the representations and warranties of the Holders in Section 5 of the Exchange Agreement are true and correct, the Company is not required to obtain the consents, approvals or authorizations of any governmental authority or agency under the General Corporation Law of the State of Delaware, the laws of the State of California or New York or the laws of the United States, as presently in effect and interpreted, or of the stockholders of the Company in connection with the issuance of the Preferred Stock and the Warrants as contemplated by the Exchange Agreement or the issuance of the Common Shares upon conversion of the Preferred Stock or exercise of the Warrants, as the case may be, other than such as may be required under any applicable state securities or "blue sky" laws, as to which we express no opinion.

            8. Except for those matters disclosed in the SEC Reports, we are not aware that there is any action, suit, proceeding, inquiry or investigation before or by any court, public board or governmental body pending, or threatened in writing, against the Company, which questions the validity of the Transaction Documents or the right of the Company to enter into the Transaction Documents.

To the Holders Listed                                          December 10, 1998
on Schedule A Hereto                                                      Page 5


            9. The execution, delivery and performance by the Company of the Transaction Documents, and the issuance of the Preferred Shares, the Warrants, the Common Shares, and the fulfillment of and the compliance with the respective terms thereof by the Company, will not (i) violate or be in conflict with any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) violate or be in conflict with any federal, California or New York law, statute, rule or regulation which, to our knowledge, are applicable to the Company, or the General Corporation Law of the State of Delaware, as presently in effect and interpreted, (iii) conflict with or constitute a material breach of, or result in a material default under (or with the giving of notice or lapse of time would result in a material default under), any term or provision of any Material Agreement, as such are identified in the Company's filings with the Securities and Exchange Commission.

            10. To our knowledge, the Company has timely filed with the SEC all forms, reports and other documents required to be filed by it with the SEC under the 1934 Act since January 1, 1997. All such forms, reports and other documents complied, when filed, as to form, with all applicable requirements of the 1933 Act and the 1934 Act.

            11. Assuming that the representations and warranties of the Holders in Section 5 of the Exchange Agreement are true and correct, the Company may issue the Preferred Stock and the Warrants to the Holders pursuant to the Exchange Agreement and may issue the Common Shares to the Holders upon conversion of the Notes or exercise of the Warrants, as the case may be, in each such case without registration under the 1933 Act.

            12. The Existing Registration Statement and the Prospectus contained therein (other than the financial statements and financial statement schedules and other financial and statistical information contained or incorporated by reference therein, as to which we do not, and have not been requested to, express any opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations promulgated thereunder.

            13. The SEC has informed us that the Existing Registration Statement has become effective under the 1933 Act and, to our knowledge, no stop order proceedings with respect thereto have been instituted or threatened in writing by the SEC.

            Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

            (A) The legality, validity, binding nature and enforceability of the Company's obligations under the Exchange Agreement may be subject to or limited by (1) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (2) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent

To the Holders Listed                                          December 10, 1998
on Schedule A Hereto                                                      Page 6


jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (3), without limiting the generality of the foregoing, the effect of California court decisions and statutes which indicate that provisions of the Exchange Agreement which permit any of you to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for your protection.

            (B) Our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

            (C) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status or the nature of your business.

            (D) We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that further issuances which may be integrated with the Closing may include purchasers which do not meet the definition of "accredited investors" under Rule 501 of Regulation D and equivalent definitions under state securities or "blue sky" laws and to the extent that notwithstanding its reservation of shares the Company may issue so many shares of Common Stock that there are not enough remaining authorized but unissued shares of Common Stock for the conversion of the Series D Preferred Stock.

            (E) We express no opinion as to:

                (1) the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

                (2) the past, present or future fair market value of any securities.

                (3) to the enforceability under certain circumstances of provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts, or where indemnification or contribution is contrary to public policy or prohibited by law. In this regard, we advise you that in the opinion of the Securities and Exchange Commission indemnification of directors, officers and controlling persons of an issuer against liabilities arising under the Securities Act of 1933, as amended, is against public policy and is therefore unenforceable.

                (4) provisions prohibiting waivers of any terms or provisions of any of the Transaction Documents other than in writing, or prohibiting oral modifications thereof or modification by course of dealing to the extent such provisions are inconsistent with applicable law;

                (5) the effect of Section 1670.5 of the California Civil Code or any other California law, federal law or equitable principle which provides that a court may refuse to

To the Holders Listed                                          December 10, 1998
on Schedule A Hereto                                                      Page 7


enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

                (6) provisions purporting to require the award or payment of attorneys' fees, expenses or costs in any action where the Holder is not the prevailing party, or the impact of California Civil Code Section 1717 et seq. on any such provisions;

                (7) under certain circumstances, provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that the election of some particular remedy or remedies does not preclude recourse to one or another remedy or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                (8) any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising out of or pertaining to the Transaction Documents;

                (9) provisions providing for an increase in the rate of interest or imposing a late charge or penalty in the event of delinquency or default;

                (10) provisions purporting to designate the Holders as the Company's agent or attorney in fact;

                (11) provisions purporting to waive any applicable statutes of limitation;

                (12) provisions of the Transaction Documents to the extent that they purport to exclude conflict of law principles under California law;

                (13) the law of the State of California limiting the rates of interest legally chargeable or collectible.

                (14) The enforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law;

To the Holders Listed                                          December 10, 1998
on Schedule A Hereto                                                      Page 8


            This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Exchange Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                                       Very truly yours,



                                       BROBECK, PHLEGER & HARRISON LLP

                                                                      SCHEDULE G

                                 Form of Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE RESOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

No. W-___                            Right to Purchase ________ shares of Common
                                     Stock of Shaman Pharmaceuticals, Inc.


                          SHAMAN PHARMACEUTICALS, INC.

                          COMMON STOCK PURCHASE WARRANT


               SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after January 1, 1999 and before the Expiration Date (as hereinafter defined) (___________) fully paid and nonassessable shares of Common Stock at a purchase price per share equal to the Purchase Price (as hereinafter defined). Such number of shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

               As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                "Closing Sale Price" means the closing sale price of the Common Stock on the principal securities market on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on the principal securities market at the end of such day, or, if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted on Nasdaq or, if on such day the Common Stock is not so quoted on Nasdaq, on Nasdaq SmallCap as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted on Nasdaq or Nasdaq SmallCap, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

                "Common Stock" means the Company's Common Stock, par value $0.001 per share, as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, amalgamation, sale of assets or otherwise.

                "Company" means Shaman Pharmaceuticals, Inc. and any corporation that shall succeed to or assume the obligation of Shaman
        Pharmaceuticals, Inc. hereunder in accordance with the terms hereof.

                "Conversion Agent Agreement" means the Conversion Agent Agreement, dated as of December 10, 1998, by and among the Company, the Exercise Agent, the original Holder of this Warrant and the other holders of securities of the Company parties thereto.

                "Exchange Agreement" means the Exchange Agreement, dated as of December 10, 1998, by and between the Company and the original Holder of this Warrant and the other holders of the Company's securities who are parties thereto.

                "Exercise Agent" means BankBoston, N.A., or its duly appointed successor who shall be serving as transfer agent and registrar for the Common Stock and who shall have been authorized by the Company to act as exercise agent for this Warrant in accordance with the Conversion Agent Agreement and the name, address and telephone line facsimile transmission number of which shall have been given to the Holder by notice from the Company.

                "Exercise Restriction Amount" means on any date of determination a number of shares of Common Stock equal to 4.9% of the shares outstanding on such date.

                "Expiration Date" means 5:00 p.m., San Francisco, California time on December 9, 2003.

                "Market Price" of any security on any date means the closing bid price of such security on such date on Nasdaq, Nasdaq SmallCap or such other securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by Bloomberg, L.P.

                "Nasdaq" means The Nasdaq National Market.

                "Nasdaq SmallCap" means The Nasdaq SmallCap Market.

                "1934 Act" means the Securities Exchange Act of 1934, as amended.

                "1933 Act" means the Securities Act of 1933, as amended.

                "Other Securities" means any stock (other than the Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4.

                "Purchase Price" means 150% of the arithmetic average of the Market Price of the Common Stock for each Trading Day during the month of December 1998 (subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends, (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock, (vi) the distribution by the Corporation to all holders of Common Stock of evidences of indebtedness of the Corporation or cash (other than regular quarterly cash dividends), (vii) tender offers by the Corporation or any subsidiary of the Corporation or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding, and (viii) similar events relating to the Common Stock, in each such case which occur or with respect to which "ex-" trading commences during December 1998).

                "Trading Day" means a day on whichever of (x) the national securities exchange or (y) Nasdaq or Nasdaq SmallCap which at the time constitutes the principal securities market for the Common Stock is open for general trading of securities.

                1. EXERCISE OF WARRANT.

                1.1 EXERCISE. (a) This Warrant may be exercised by the Holder in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof until the Expiration Date by surrender of this Warrant and the subscription form annexed hereto (duly executed by the Holder), to the Company, and by making payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the Subscription Form in the form attached hereto by (b) the Purchase Price then in effect. On any partial exercise, the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                (b) (1) Notwithstanding any other provision of this Warrant, in no event shall the Holder be entitled at any time to purchase a number of shares of Common Stock on exercise of this Warrant in excess of that number of shares upon purchase of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and any person whose beneficial ownership of shares of Common Stock would be aggregated with the Holder's beneficial ownership of shares of Common Stock for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder (each such person other than the Holder an "Aggregated Person" and all such persons other than the Holder, collectively, the "Aggregated Persons") (other than shares of Common Stock deemed beneficially owned by the Holder or any Aggregated Person through the ownership of the unexercised portion of this Warrant, any shares of the Company's Series C Convertible Preferred Stock, any shares of the Company's Series D Convertible Preferred Stock, any of the Company's Senior Subordinated Convertible Notes or any other securities which contain limitations similar to this Section 1(b)) and
(2) the number of shares of Common Stock issuable upon exercise of the portion of this Warrant with respect to which the determination in this sentence is being made, would result in beneficial ownership by the Holder and all Aggregated Persons of more than 4.9% of the outstanding shares of Common Stock.

        (2) Notwithstanding any other provision of this Warrant, in no event shall the Holder be entitled on any date to exercise this Warrant for a number of shares of Common Stock upon exercise of which the Holder and any Aggregated Person of the Holder would have acquired, through exercise of this Warrant, conversion of shares of Series D Preferred Stock or otherwise, a number of shares of Common Stock in excess of the Exercise Restriction Amount during the 30-day period ending on and including the date of the determination being made pursuant to this Section 1.1(b)(2) (other than shares of Common Stock deemed beneficially owned by the Holder or any Aggregated Person of the Holder through the ownership of (x) the unexercised portion of this Warrant, (y) unconverted shares of Series D Preferred Stock and (z) the unconverted or unexercised portion of any instrument which contains limitations similar to those set forth in this sentence).

        (3) For purposes of the immediately preceding sections 1.1(b)(1) and 1.1(b)(2), beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence. For purposes of the second preceding sentence, the Company shall be entitled to rely, and shall be fully protected in relying, on any statement or representation made by the Holder to the Company in connection with a particular exercise of this Warrant, without any obligation on the part of the Company to make any inquiry or investigation or to examine its records or the records of any transfer agent for the shares of Common Stock.

        1.2 NET ISSUANCE. Notwithstanding anything to the contrary contained in
Section 1.1, the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant to the Company's transfer agent and registrar for the shares of Common Stock together with the subscription form annexed hereto (duly executed by the Holder), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

        X = Y (A-B)

               A

        Where: X = the number of shares of Common Stock to be issued to the
                   Holder

               Y = the number of shares of Common Stock as to which this Warrant is to be exercised

               A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of this Warrant

               B       = the Purchase Price

                As used herein, current fair market value of one share of Common Stock as of a specified date shall mean the arithmetic average of the Closing Sale Price over a period of five consecutive Trading Days consisting of the day as of which the current fair market value of one share of Common Stock is being determined (or if such day is not a Trading Day, the Trading Day next preceding such day) and the four consecutive Trading Days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not listed on any securities exchange or quoted on Nasdaq, Nasdaq SmallCap or the over-the-counter market, the current fair market value of one share of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition, amalgamation or consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of one share of Common Stock shall be deemed to be the value received by the holders of the shares of Common Stock for each share pursuant to the Company's acquisition.

                2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within three Trading Days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value (as determined in accordance with subsection 1.2) of one full share, together with any other stock or other securities any property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise; provided, however, that nothing herein shall limit or prejudice the right of the Company to pursue any such claim in any other manner permitted by applicable law. If the Company fails to issue and deliver the shares of Common Stock to the

Holder pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses including, without limitation, fees and expenses of legal counsel, incurred by the Holder as a result of such failure and in connection with enforcement by the Holder of its rights under this Warrant.

                3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time, all the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

                (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the Holder, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which the Holder would hold on the date of such exercise if on the date of the event listed in subdivisions (a) through (c) the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date of the event listed in subdivisions (a) through (c) to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 3) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4.

                4. EXERCISE UPON REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate or amalgamate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition of such reorganization, consolidation, amalgamation, merger, sale or conveyance, the Company shall give at least 30 days notice to the Holder of such pending transaction whereby the Holder shall have the right to exercise this Warrant prior to any such reorganization, consolidation, amalgamation, merger, sale or conveyance. Any exercise of this Warrant pursuant to notice under this Section shall be conditioned upon the closing of such reorganization, consolidation, amalgamation, merger, sale or conveyance which is the subject of the notice and the exercise of this Warrant shall not be deemed to have occurred until immediately prior to the closing of such transaction.

                5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of Common Stock as a dividend or other distribution on outstanding shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Applicable Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Applicable Purchase Price in effect immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Applicable Purchase Price then in effect. The Applicable Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The Holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise immediately prior to such issuance by a fraction of which (i) the numerator is the Applicable Purchase Price in effect immediately prior to such issuance and (ii) the denominator is the Applicable Purchase Price in effect on the date of such exercise.

               6. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

                7. NOTICES OF RECORD DATE, ETC. In the event of

                (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation, amalgamation or merger of the Company with or into any other person, or

                (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder, at least ten days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, amalgamation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, amalgamation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the 1933 Act or a favorable vote of stockholders if either is required. Such notice shall be mailed at least ten days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

               8. RESERVATION OF SHARES, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of any other warrant or security of the Company exercisable for, convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

                9. TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, are registrable at the office or agency of the Company referred to below by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

                10. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

                11. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 10, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

                12. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                13. WARRANT AGENT. Pursuant to the Conversion Agent Agreement, the Company has appointed the Exchange Agent as the Company's agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, and the Company may, by written notice to the Holder, appoint an agent having an office in the United States of America for the purpose of exchanging this Warrant pursuant to Section 11, and replacing this Warrant pursuant to Section 12, or either of the foregoing, and thereafter any such exchange or replacement, as the case may be, shall be made at such office by such agent.

                14. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                15. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Applicable Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                16. NOTICES, ETC. All notices and other communications from the Company to the registered Holder shall be in writing and shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or at the address shown for the Holder on the register of Warrants referred to in Section 10.

                17. TRANSFER RESTRICTIONS. By acceptance of this Warrant, the Holder represents to the Company that the shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant will be acquired only for the Holder's own account for investment and the Holder has no intention of making any distribution, within the meaning of the 1933 Act, of such shares of Common Stock (or Other Securities) except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom. The Holder acknowledges and agrees that this Warrant and, except as otherwise provided in the Exchange Agreement, the shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be), registered under the 1933 Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder further recognizes and acknowledges that because this Warrant and, except as provided in the Exchange Agreement, the shares of Common

Stock (or Other Securities) issuable upon exercise of this Warrant (if any) are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the 1933 Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Unless the shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant have theretofore been registered for resale under the 1933 Act, the Company may require, as a condition to the issuance of shares of Common Stock (or Other Securities) upon the exercise of this Warrant (i) in the case of an exercise in accordance with
Section 1.1 hereof, a confirmation as of the date of exercise of the Holder's representations pursuant to this Section 17, or (ii) in the case of an exercise in accordance with Section 1.2 hereof, an opinion of counsel reasonably satisfactory to the Company that the shares of Common Stock (or Other Securities) to be issued upon such exercise may be issued without registration under the 1933 Act.

                18. LEGEND. Unless theretofore registered for resale under the 1933 Act, each certificate for shares of Common Stock (or Other Securities) issued upon exercise of this Warrant shall bear the following legend:

        The securities represented by this certificate have not been registered under the 1933 Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the 1933 Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                19. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:                                 SHAMAN PHARMACEUTICALS, INC.



                                       By:
                                          --------------------------------------
                                          Lisa A. Conte, President and Chief
                                          Executive Officer

                              FORM OF SUBSCRIPTION

                         COMMON STOCK PURCHASE WARRANTS
                                       OF
                          SHAMAN PHARMACEUTICALS, INC.

                   (To be signed only on exercise of Warrant)

TO:     Bank Boston, N.A., as Exercise Agent
        150 Royall Street
        Canton, Massachusetts 02021
        Facsimile No.:  (781) 575-2549

cc:     Shaman Pharmaceuticals, Inc.
        213 East Grand Avenue
        South San Francisco, California  94080
        Attention:  Chief Financial Officer
        Facsimile No.:  (650) 873-8367

        1. The undersigned Holder of the attached original, executed Warrant issued by Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company") hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock at the Purchase Price of $________ per share.

        2. The undersigned Holder (check one):

    [ ] (a) elects to pay the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

        or

    [ ] (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section
                1.2 of the Warrant.

        3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

        4. The undersigned Holder hereby represents to the Company that the exercise of the Warrant elected hereby does not violate Section 1.1(b) of the Warrant.

        5. Capitalized terms used in this Form of Subscription and not defined herein have the respective meaning provided in the Warrant.


Dated:____________ ___, ____           -----------------------------------------
                                       (Print Name - must conform to name of
                                       Holder as specified on the face of the
                                       Warrant)

                                       -----------------------------------------
                                       (Signature - must conform to name of
                                       Holder as specified on the face of the
                                       Warrant)

                                       Address:
                                               ---------------------------------

                                               ---------------------------------

                                                                   SCHEDULE 4(b)

              Certain Antidilution Adjustments and Reserved Shares


                        Certain Antidilution Adjustments

                No antidilution adjustment for any class of outstanding securities will arise from the issuance of the shares of Series D Preferred and the Warrants.


                     Reserved Shares as of November 30, 1998

Issuance of Common Stock                                                  Number of Shares
------------------------                                                  ----------------
Shares to be issued under Registration Statement No. 333-67023                4,812,071

Options granted and exercisable prior to May 31, 1999                         1,539,808

Shares issuable upon conversion of Series A Preferred Stock                     543,133

Shares issuable to Lipha                                                        342,231

Shares issuable as a result of Series C Preferred Stock dividends                83,583

Warrants to purchase Common Stock                                             1,329,206
                                                                              ---------
        Total                                                                 8,650,032